Execution Copy

COUNTRYWIDE HOME LOANS, INC.,
as Seller

and

J.P. MORGAN MORTGAGE ACQUISITION CORP.,
as Purchaser

________________________________________

MASTER MORTGAGE LOAN PURCHASE
AND SERVICING AGREEMENT

dated as of March 1, 2006

________________________________________

Subprime Residential Mortgage Loans
(SERVICING RETAINED)

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

ARTICLE II

PRE-CLOSING AND CLOSING PROCEDURES

Section 2.01

Due Diligence by the Purchaser.

15

Section 2.02

Identification of Mortgage Loan Package.

15

Section 2.03

Post-Closing Due Diligence.

15

Section 2.04

Credit Document Deficiencies Identified During Due Diligence.

15

Section 2.05

Delivery of Collateral Files.

16

Section 2.06

Purchase Confirmation.

16

Section 2.07

Closing.

16

Section 2.08

Payment of the Purchase Proceeds and Closing Documents.

17

Section 2.09

Entitlement to Payments on the Mortgage Loans.

17

Section 2.10

Payment of Costs and Expenses.

18

Section 2.11

MERS Mortgage Loans and the MERS System.

18

Section 2.12

Possession of Credit Files.

18

ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01

Representations and Warranties Respecting Countrywide.

19

Section 3.02

Representations and Warranties Regarding Individual Mortgage Loans.

21

Section 3.03

Remedies for Breach of Representations and Warranties.

31

Section 3.04

Representations and Warranties Respecting the Purchaser.

33

Section 3.05

Indemnification by the Purchaser.

34

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01

Countrywide to Act as Servicer.

35

Section 4.02

Collection of Mortgage Loan Payments.

36

Section 4.03

Realization Upon Defaulted Mortgage Loans.

36

Section 4.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

37

Section 4.05

Permitted Withdrawals From the Custodial Account.

38

Section 4.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

39

Section 4.07

Permitted Withdrawals From Escrow Account.

39

Section 4.08

Transfer of Accounts.

40

Section 4.09

Payment of Taxes, Insurance and Other Charges; Maintenance of PMI

Policies; Collections Thereunder.

40

Section 4.10

Maintenance of Hazard Insurance.

40

Section 4.11

[Reserved].

41

Section 4.12

Fidelity Bond; Errors and Omissions Insurance.

41

Section 4.13

Title, Management and Disposition of REO Property.

42

Section 4.14

Notification of Adjustments.

43

Section 4.15

Notification of Maturity Date.

43

Section 4.16

Assumption Agreements.

43

Section 4.17

Satisfaction of Mortgages and Release of Collateral Files.

44

Section 4.18

Servicing Compensation.

45

Section 4.19

Credit Reporting

46

ARTICLE V

PROVISIONS OF PAYMENTS AND REPORTS TO PURCHASER

Section 5.01

Distributions.

46

Section 5.02

Periodic Reports to the Purchaser.

46

Section 5.03

Monthly Advances by Countrywide.

47

Section 5.04

Annual Statement as to Compliance.

48

Section 5.05

Annual Independent Certified Public Accountants’ Servicing Report.

48

Section 5.06

Purchaser’s Access to Countrywide’s Records.

48

Section 5.07

Assessment of Servicing Compliance.

49

Section 5.08

Subservicing.

49

Section 5.09

Additional Monthly Reporting Requirements.

50

Section 5.10

Additional Information.

51

ARTICLE VI

COVENANTS BY COUNTRYWIDE

Section 6.01

Indemnification by Countrywide.

51

Section 6.02

Third Party Claims.

52

Section 6.03

Merger or Consolidation of Countrywide.

52

Section 6.04

Limitation on Liability of Countrywide and Others.

52

Section 6.05

No Transfer of Servicing.

53

ARTICLE VII

TERMINATION OF COUNTRYWIDE AS SERVICER

Section 7.01

Termination Due to an Event of Default.

54

Section 7.02

Termination by Other Means.

55

ARTICLE VIII

MISCELLANEOUS

Section 8.01

Notices.

55

Section 8.02

Sale Treatment.

56

Section 8.03

Exhibits.

56

Section 8.04

General Interpretive Principles.

56

Section 8.05

Reproduction of Documents.

57

Section 8.06

Further Agreements.

57

Section 8.07

Assignment of Mortgage Loans by the Purchaser; Whole Loan Transfer;

Securitization Transfers.

57

Section 8.08

Designation of a Master Servicer.

64

Section 8.09

Conflicts between Transaction Documents.

65

Section 8.10

Governing Law.

65

Section 8.11

Severability Clause.

65

Section 8.12

Successors and Assigns.

66

Section 8.13

Confidentiality.

66

Section 8.14

Entire Agreement.

66

Section 8.15

No Partnership.

67

Section 8.16

Counterparts.

67

Section 8.17

Waivers.

67

Section 8.18

Further Agreements.

67

Section 8.19

Nonsolicitation.

67

Exhibit A

Schedule of Collateral Documents

A-1

Exhibit B

Form of Purchase Confirmation

B-1

Exhibit C

Form of Custodial Agreement

C-1

Exhibit D

Form of Trade Confirmation

D-1

Exhibit E

Custodial Account Certification

E-1

Exhibit F

Escrow Account Certification

F-1

Exhibit G

Form of Sarbanes-Oxley Certification

G-1

Exhibit H

Annual Certification

H-1

Exhibit I

Servicing Criteria

I-1

Exhibit J

Servicing Reports

J-1

MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

This Master Mortgage Loan Purchase and Servicing Agreement is made and entered into as of March 1, 2006 (the “Agreement”), between Countrywide Home Loans, Inc., having an address at 4500 Park Granada, Calabasas, California 91302 (“Countrywide”), and J.P. Morgan Mortgage Acquisition Corp., having an address at 270 Park Avenue, 6th Floor, New York, New York  10017 the “Purchaser”).

R E C I T A L S

The Purchaser has agreed to purchase from Countrywide and Countrywide has agreed to sell from time to time to the Purchaser all of Countrywide’s right, title and interest, excluding servicing rights, in and to those certain subprime mortgage loans identified in a Purchase Confirmation (as defined below) executed by Countrywide and the Purchaser.  This Agreement is intended to set forth the terms and conditions by which Countrywide shall transfer and the Purchaser shall acquire such mortgage loans.

In consideration of the promises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Countrywide and the Purchaser agree as follows:

ARTICLE I

DEFINITIONS

Unless the context requires otherwise, all capitalized terms used herein shall have the meanings assigned to such terms in this Article I unless defined elsewhere herein.  Any capitalized term used or defined in a Purchase Confirmation that conflicts with the corresponding definition set forth herein shall supersede such term.

Adjustable Rate Mortgage Loan:  Any Mortgage Loan in which the related Mortgage Note contains a provision whereby the Mortgage Interest Rate is adjusted from time to time in accordance with the terms of such Mortgage Note.

Agency:  Either Fannie Mae or Freddie Mac.

Agreement:  This Master Mortgage Loan Purchase and Servicing Agreement, including all exhibits and supplements hereto, and all amendments hereof.

Appraised Value:  The value of the related Mortgaged Property as set forth in an appraisal made in connection with the origination of a Mortgage Loan or the sale price of the related Mortgaged Property if the proceeds of such Mortgage Loan were used to purchase such Mortgaged Property, whichever is less.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

Balloon Mortgage Loan:  Any Mortgage Loan wherein the Mortgage Note matures prior to full amortization and requires a final and accelerated payment of principal.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in either the State of California or the State of Texas are authorized or obligated by law or executive order to be closed.

Cash Liquidation:  Recovery of all cash proceeds by Countrywide with respect to the termination of any defaulted Mortgage Loan other than a Mortgage Loan which became an REO Property, including all Other Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and other payments or recoveries whether made at one time or over a period of time which Countrywide deems to be finally recoverable, in connection with the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise.

Closing:  The consummation of the sale and purchase of each Mortgage Loan Package.

Closing Date:  The date on which the purchase and sale of the Mortgage Loans constituting a Mortgage Loan Package is consummated, as set forth in the Trade Confirmation or Purchase Confirmation.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto.

Collateral Documents:  The collateral documents pertaining to each Mortgage Loan as set forth in Exhibit A hereto.

Collateral File:  With respect to each Mortgage Loan, a file containing each of the Collateral Documents.

Combined Loan-to-Value Ratio:  As of any date and as to any Mortgage Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan and (ii) the Stated Principal Balance (or the original principal balance, if so indicated) as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Mortgage Loan and which are secured by the same Mortgaged Property to (b) the Appraised Value of the related Mortgaged Property.

Commission:  The United States Securities and Exchange Commission.

Condemnation Proceeds:  All awards or settlements in respect of a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

Convertible Mortgage Loan:  Any Adjustable Rate Mortgage Loan that contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan in accordance with the terms of the related Mortgage Note.

Countrywide:  Countrywide Home Loans, Inc., or any successor or assign to Countrywide under this Agreement as provided herein.

Credit Comeback Loan:  Any Fixed Rate Mortgage Loan for which the related Mortgage Rate is subject to reduction (not exceeding 0.375% per annum) for good payment history of Scheduled Payments by the related Mortgagor.

Credit File:  The file retained by Countrywide that includes the mortgage loan documents pertaining to a Mortgage Loan including copies of the Collateral Documents together with the credit documentation relating to the origination of such Mortgage Loan, which Credit File may be maintained by Countrywide on microfilm or any other comparable medium.

Custodial Account:  The account or accounts created and maintained pursuant to Section 4.04, each of which shall be an Eligible Account.

Custodial Agreement:  The agreement governing the retention of the Collateral Files by the Custodian with respect to a Closing Date.

Custodian:  JPMorgan Chase Bank, its successor in interest or assign, or such other custodian that may be designated by Countrywide from time to time.

Customary Servicing Procedures:  With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located which are in accordance with accepted mortgage servicing practices of prudent lending institutions and the Fannie Mae Guides, as applicable, as amended from time to time.

Cut-off Date:  The first day of the month in which the related Closing Date occurs or such other date as may be set forth in the related Trade Confirmation or Purchase Confirmation.

Cut-off Date Balance:  The aggregate scheduled unpaid principal balance of the Mortgage Loans in a Mortgage Loan Package as of the Cut-off Date, after application of (i) scheduled payments of principal due on such Mortgage Loans on or before such Cut-off Date, whether or not collected, and (ii) any Principal Prepayments received from the Mortgagor prior to the date on which the Mortgage Loan Schedule is prepared.

DBRS: shall mean Dominion Bond Rating Service, and its successors in interest.

Depositor:  The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transfer.

Determination Date:  The Business Day immediately preceding the related Remittance Date.

Distribution Report:  The Form 10-D report required pursuant to Regulation AB.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have one of the two highest short-term ratings of a Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that the Purchaser has a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company that is subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity.

Escrow Account:  The separate trust account or accounts created and maintained pursuant to Section 4.06, each of which shall be an Eligible Account.

Escrow Payments:  The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to any Mortgage Loan.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 7.01.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHA:  The Federal Housing Administration.

Fannie Mae:  The Federal National Mortgage Association or any successor organization.

Fannie Mae Guides:  The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

Fidelity Bond:  A fidelity bond to be maintained by Countrywide pursuant to Section 4.12.

First Lien Mortgage Loan:  Any Mortgage Loan secured by a first lien on the related Mortgaged Property.

Fitch Ratings:  Fitch, Inc., or any successor in interest.

Fixed Rate Mortgage Loan:  Any Mortgage Loan wherein the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

Freddie Mac:  The Federal Home Loan Mortgage Corporation or any successor organization.

Funding Deadline:  With respect to each Closing Date, one o’clock (1:00) p.m. New York time.

Gross Margin:  With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note, which amount is added to the index in accordance with the terms of the related Mortgage Note to determine on each Interest Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

HUD:  The Department of Housing and Urban Development or any federal agency or official thereof which may from time to time succeed to the functions thereof.

Initial Closing Date:  The Closing Date on which the Purchaser purchases and Countrywide sells the first Mortgage Loan Package hereunder.

Initial Purchaser:  J.P. Morgan Mortgage Acquisition Corp.

Interest Adjustment Date:  With respect to an Adjustable Rate Mortgage Loan, the date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

Interim Funder:  With respect to each MERS Designated Mortgage Loan, the Person named on the MERS® System as the interim funder pursuant to he MERS Procedures Manual.

Investor:  With respect to each MERS Designated Mortgage Loan, the Person named on the MERS® System as the investor pursuant to the MERS Procedures Manual.

LTV:  With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan as of the date of determination to the Appraised Value of the related Mortgaged Property.

Late Collections:  With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, Condemnation Proceeds, Other Insurance Proceeds, proceeds of any REO Disposition or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

Lifetime Rate Cap:  With respect to each Adjustable Rate Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate shall not be adjusted, as set forth in the related Mortgage Note and Mortgage Loan Schedule.

Liquidation Proceeds:  Amounts, other than Condemnation Proceeds and Other Insurance Proceeds, received by Countrywide in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

Master Servicer: Any master servicer appointed by the Purchaser in its sole discretion.

MERS:  Mortgage Electronic Registration Systems, Inc. or any successor or assign thereto.

MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS System.

MERS Procedures Manual:  The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

MERS System:  The electronic system of recording transfers of mortgages maintained by MERS.

Missing Credit Documents:  As defined in Section 2.04 hereof.

Monthly Advance:  The advances made or required to be made by Countrywide on any Remittance Date pursuant to Section 5.03.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc., and any successor thereto.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Mortgage Loan, or a second lien, in the case of a Second Lien Mortgage Loan, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien, in the case of a First Lien Mortgage Loan, or a second lien, in the case of a Second Lien Mortgage Loan, upon a leasehold estate of the Mortgagor, as the case may be.

Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note.

Mortgage Loan:  Any subprime mortgage loan that is sold pursuant to this Agreement, as evidenced by such mortgage loan’s inclusion on the related Mortgage Loan Schedule, which mortgage loan includes the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Other Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding the servicing rights relating thereto.  Unless the context requires otherwise, any reference to the Mortgage Loans in this Agreement shall refer to the Mortgage Loans constituting a Mortgage Loan Package.

Mortgage Loan Package:  The Mortgage Loans sold to the Purchaser pursuant to a Purchase Confirmation.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the interest rate payable to the Purchaser on each Remittance Date which shall equal the Mortgage Interest Rate less the Servicing Fee.

Mortgage Loan Schedule:  With respect to each Mortgage Loan Package, the schedule of Mortgage Loans included therein and made a part of the related Purchase Confirmation, which schedule shall include, the following information with respect to each Mortgage Loan:  (1) Countrywide’s Mortgage Loan identifying number; (2) the Mortgagor’s and Co-Mortgagor’s (if applicable) name; (3) Mortgagor and co-Mortgagor (if applicable) social security number; (4) the street address of the Mortgaged Property including the city, state, county, and the zip code; (5) a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family dwelling, a PUD, a townhouse or a unit in a high-rise or low-rise condominium project; (6) the number of units for all Mortgaged Properties; (7) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (8) a code indicating the lien status of the Mortgage Loan; (9) the Loan to Value Ratio at origination; (10) the appraised value and purchase price, if applicable, of the Mortgaged Property; (11) Mortgage Interest Rate at the time of origination; (12) the Mortgage Interest Rate as of the Cut-off Date; (13) the origination date of the Mortgage Loan; (14) the first Due Date of the Mortgage Loan; (15) the stated maturity date of the Mortgage Loan; (16) the amount of the Monthly Payment as of the Cut-off Date; (17) the amount of the Monthly Payment at the time of origination; (18) the next due date of the Mortgage Loan; (19) the original principal amount of the Mortgage Loan; (20) the actual principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal actually collected on or before the Cut-off Date; (21) the scheduled principal balance of the Mortgage Loan as of the close of business on the Cut-off Date; after deduction of payments of principal due on or before the Cut-off Date, whether or not collected, if applicable; (22) the Mortgage Loan purpose; (23) the occupancy status of the Mortgaged Property at the time of origination; (24) Mortgage Loan’s FICO score; (25) the loan documentation type; (26) a code indicating whether the Mortgage Loan has a Prepayment Penalty; (27) a code indicating the Prepayment Penalty term; and (28) MIN #, if applicable.  With respect to ARM Mortgage Loans, the Mortgage Loan Schedule shall set forth the following information as of the Cut-of Date:  (a) the Index and payment and interest rate adjustment frequencies; (b) the initial Adjustment Date; (c) the initial payment adjustment date; (d) the next Adjustment Date; (e) the next payment adjustment date; (f) the Gross Margin; (g) the minimum Mortgage Interest Rate under the terms of the Mortgage Note; (h) the maximum Mortgage Interest Rate under the terms of the Mortgage Note; (i) the Mortgage Interest Rate adjustment cap at the initial Interest Rate Adjustment Date; (j) the Mortgage Interest Rate adjustment cap at all subsequent Interest Rate Adjustment Dates; and (k) the Lifetime Rate Cap.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

Mortgagee:  The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Mortgagor:  The obligor on a Mortgage Note.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given.

Other Insurance Proceeds:  Proceeds of any title policy, hazard policy, pool policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that Countrywide would follow in servicing mortgage loans held for its own account.

Payment Adjustment Date:  As to each Mortgage Loan, the date on which an adjustment to the Monthly Payment on a Mortgage Note becomes effective.

Periodic Rate Cap:  With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Adjustment Date above or below the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment.

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(i)

obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

(ii)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency;

(iii)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper;

(iv)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities;

(v)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

(vi)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

(vii)

repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

(viii)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such series);

(ix)

interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund;

(x)

short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by any Rating Agency rating such fund in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency; and

(xi)

such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require Countrywide to register as an investment company under the Investment Company Act of 1940, as amended.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Preliminary Mortgage Loan Package:  The mortgage loans identified or described in a Trade Confirmation, which, subject to the Purchaser’s due diligence as contemplated in Section 2.01, are intended to be sold under this Agreement as a Mortgage Loan Package.

Preliminary Mortgage Loans:  The mortgage loans constituting a Preliminary Mortgage Loan Package.

Prepayment Interest Excess:  With respect to any Remittance Date, for each Mortgage Loan that was the subject of a Principal Prepayment during the period from the first day of the related calendar month to the end of the related Principal Prepayment Period, any payment of interest received in connection therewith (net of any applicable Servicing Fee) representing interest accrued for any portion of such month of receipt.

Prepayment Interest Shortfall Amount:  With respect to any Remittance Date and Mortgage Loan that was subject to a Principal Prepayment in full or in part during the related Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such calendar month, the amount of interest (at the Mortgage Loan Remittance Rate) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

Prepayment Penalty: With respect to each Mortgage Loan, a prepayment penalty, charge, premium or fee, if any, payable upon the prepayment, in whole or in part, of such Mortgage Loan, as set forth in the related Mortgage Note.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, excluding any Prepayment Penalty or premium thereon (unless the Purchase Confirmation provides otherwise), which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  As to any Remittance Date, the period beginning with the opening of business on the sixteenth day of the calendar month preceding the month in which such Remittance Date occurs (or, with respect to the first Remittance Date, the period beginning with the opening of business on the day immediately following the Initial Cut-off Date) and ending on the close of business on the fifteenth day of the month in which such Remittance Date occurs.

Purchase Confirmation:  A letter agreement, substantially in the form of Exhibit B hereto, executed by Countrywide and the Purchaser in connection with the purchase and sale of each Mortgage Loan Package, which sets forth the terms relating thereto including a description of the related Mortgage Loans (including the Mortgage Loan Schedule), the purchase price for such Mortgage Loans, the Closing Date and the Servicing Fee Rate.

Purchase Proceeds:  The amount paid on the related Closing Date by the Purchaser to Countrywide in exchange for the Mortgage Loan Package purchased on such Closing Date as set forth in the applicable Purchase Confirmation.

Purchaser:  The Person identified as the “Purchaser” in the preamble to this Agreement or its successor in interest or any successor or assign to the Purchaser under this Agreement as herein provided.  Any reference to “Purchaser” as used herein shall be deemed to include any designee of the Purchaser, so long as such designation was made in accordance with the limitations set forth in Section 8.07.

Qualified Correspondent:  Any Person from which Countrywide purchased Mortgage Loans, provided that the following conditions are satisfied:  (i) such Mortgage Loans were either (x) originated pursuant to an agreement between Countrywide and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to Countrywide, in accordance with underwriting guidelines designated by Countrywide (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines or (y) individually re-underwritten by Countrywide to the Designated Guidelines at the time such Mortgage Loans were acquired by Countrywide; (ii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by Countrywide in origination of mortgage loans of the same type as the Mortgage Loans for Countrywide’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by Countrywide on a consistent basis for use by lenders in originating mortgage loans to be purchased by Countrywide; and (iii) Countrywide employed, at the time such Mortgage Loans were acquired by Countrywide, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that either Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by Countrywide or the Mortgage Loans purchased by Countrywide substantially comply with the Designated Guidelines.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, which insurer is approved in such capacity by an Agency.

Qualified Substitute Mortgage Loan:  A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan and not less than ninety percent (90%) of the unpaid principal balance of the repurchased Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by Countrywide in the month of substitution); (ii) have a minimum Mortgage Interest Rate not less than that of the repurchased Mortgage Loan; (iii) have a maximum Mortgage Interest Rate not less than that of the repurchased Mortgage Loan and not more than two (2) percentage points above that of the repurchased Mortgage Loan; (iv) have a remaining term to maturity not greater than, and not more than one year less than, the maturity date of the repurchased Mortgage Loan; (v) have a Gross Margin not less than that of the repurchased Mortgage Loan; (vi) have a Periodic Rate Cap equal to that of the repurchased Mortgage Loan; (vii) have an LTV at the time of substitution equal to or less than the LTV of the repurchased Mortgage Loan at the time of substitution; (viii) have the same Interest Adjustment Date as that of the repurchased Mortgage Loan; (ix) have the same Index as that of the repurchased Mortgage Loan; (x) not permit conversion of the related Mortgage Interest Rate to a permanent fixed Mortgage Interest Rate; (xi) be the same type of Mortgage Loan (i.e., an Adjustable Rate Mortgage Loan); and (xii) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 3.02 hereof.

Rating Agency:  Any of S&P, Moody’s, DBRS or Fitch Ratings.

Reconstitution Date:  The date on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Securitization Transfer pursuant to Section 8.07 hereof.  The Reconstitution Date shall be such date which the Purchaser shall designate.  On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and Countrywide’s servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

Refinanced Mortgage Loan:  A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

Regulation AB: As defined in Section 8.07.

Remittance Date:  The twenty-fourth (24th) day of any month, beginning with the month next following the month in which the related Cut-off Date occurs, or if such twenty-fourth (24th) day is not a Business Day, the first Business Day immediately preceding.

REO Disposition:  The final sale by Countrywide of any REO Property or the transfer of the management of such REO Property to the Purchaser as set forth in Section 4.13.

REO Property:  A Mortgaged Property acquired by Countrywide on behalf of the Purchaser as described in Section 4.13.

Repurchase Premium Percentage:  If repurchase is requested during the indicated month from the related Closing Date, the Repurchase Premium Percentage will be the following:

Months:

0-3, inclusive

100% of the Premium

4-6, inclusive

75% of the Premium

7-9, inclusive

50% of the Premium

10-12, inclusive

25% of the Premium

Following month 12

0% of the Premium

Repurchase Price:  For the first twelve (12) months following the related Closing Date, the price equal to the sum of the (i) Stated Principal Balance of such Mortgage Loan as of the date of repurchase, plus (ii) accrued interest on such Mortgage Loan at the Mortgage Loan Remittance Rate from the date on which interest had last been paid through the date of such repurchase, plus (iii) the product of (a) the Purchase Price or adjusted Purchase Price less par (the “Premium”) and (b) the Repurchase Premium Percentage, plus (iv) any costs and/or damages incurred in connection with any violation of any applicable anti-predatory lending law less (v) any interest amounts actually remitted to the Purchaser through the date of repurchase on such Mortgage Loan.  For months thirteen (13) and beyond, the price for such repurchase shall be equal to the sum of (i) the State Principal Balance of the Mortgage Loan as of the date of repurchase plus (ii) accrued interest on such Loan in Breach at the Mortgage Loan Remittance Rate from the date on which interest had last been paid through the date of such repurchase, plus (iii) any costs and/or damages incurred in connection with any violation of any applicable anti-predatory lending law.

S&P: Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc.

Second Lien Mortgage Loan:  A Mortgage Loan secured by a second lien on the related Mortgaged Property.

Securitization Transaction:  The sale or transfer of some or all of the Mortgage Loans to a trust or other issuing entity as part of a privately-placed, rated or unrated mortgage pass-through or other mortgage-backed securities transaction.

Securitization Transfer:  The sale or transfer of some or all of the Mortgage Loans to a trust or other issuing entity as part of a publicly issued, rated or unrated mortgage pass through or other mortgage backed securities transaction.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by Countrywide of its servicing obligations, including the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, and (iv) compliance with the obligations under this Agreement including Section 4.09.

Servicing Criteria:  Shall mean the applicable servicing criteria set forth in Exhibit I hereto (wherein “investor” shall mean the Master Servicer, the trustee or the securities administrator, as applicable).

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to Countrywide, which shall, for a period of one full month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payment collected by Countrywide, or as otherwise provided herein.  Subject to the foregoing, and with respect to each Mortgage Loan, Countrywide shall be entitled to receive its Servicing Fee through the disposition of any related REO Property and the Servicing Fee payable with respect to any REO Property shall be based on the Stated Principal Balance of the related Mortgage Loan at the time of foreclosure.

Servicing Fee Rate:  With respect to any Mortgage Loan, the rate per annum set forth in the applicable Trade Confirmation or Purchase Confirmation.

Servicing LP:  Countrywide Home Loans Servicing LP, a Texas limited partnership, and its successors and assigns, in its capacity as servicer hereunder.

Servicing Officer:  Any officer of Countrywide involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by Countrywide to Purchaser upon request, as such list may from time to time be amended.

Stated Principal Balance:  With respect to each Mortgage Loan as of any date of determination: (i) the unpaid principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Static Pool Information: As defined in Section 8.07(b).

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of Countrywide or a Subservicer.

Subservicer: Any Person that services Mortgage Loans on behalf of Countrywide or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial majority of the material functions required to be performed by Countrywide under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB; provided, however, that the term “Subservicer” shall not include any master servicer, or any special servicer engaged at the request of a Depositor, Purchaser or investor in a Securitization Transfer, nor any “back-up servicer” or trustee performing servicing functions on behalf of a Securitization Transfer.

Third-Party Originator:  Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by Countrywide.

Trade Confirmation:  A letter agreement substantially in the form of Exhibit D hereto executed by Countrywide and the Purchaser prior to the applicable Closing Date confirming the terms of a prospective purchase and sale of a Mortgage Loan Package.

Transaction Documents:  With respect to any Mortgage Loan, the related Trade Confirmation, the related Purchase Confirmation and this Agreement.

Underwriting Guidelines:  As defined in the respective Trade Confirmation.

VA:  The Department of Veterans Affairs.

Whole Loan Transfer:  Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party which sale or transfer is not a Securitization Transfer.

ARTICLE II

PRE-CLOSING AND CLOSING PROCEDURES

Section 2.01

Due Diligence by the Purchaser.

Prior to the Closing Date, Countrywide shall make available to the Purchaser the Credit File for each Preliminary Mortgage Loan in the related Preliminary Mortgage Loan Package.  The Purchaser shall have the right to review the Credit File for each such Preliminary Mortgage Loan, at Countrywide’s offices or such other location agreed upon by the Purchaser and Countrywide, for the purpose of determining whether each Preliminary Mortgage Loan conforms in all material respects to the applicable terms contained in the Transaction Documents, which determination shall be made in the Purchaser’s reasonable and good faith discretion. In the event that the Purchaser rejects any Preliminary Mortgage Loan based on such review, Countrywide shall have the right, in its sole discretion, to substitute replacement Preliminary Mortgage Loans satisfying the requirements set forth above, and the Purchaser shall have the right to review any such replacement Preliminary Mortgage Loan(s) in the manner contemplated above.  The Purchaser shall use its reasonable best efforts to conduct its due diligence, and to convey the results thereof to Countrywide, within the time and in the manner necessary to permit Countrywide to rebut or cure any Preliminary Mortgage Loan or to substitute replacement Preliminary Mortgage Loans as permitted herein.

Section 2.02

Identification of Mortgage Loan Package.

At least five (5) Business Days prior to the Closing Date, the Purchaser shall identify those Preliminary Mortgage Loans that the Purchaser intends to be included in the Mortgage Loan Package.

Section 2.03

Reserved.

Section 2.04

Credit Document Deficiencies Identified During Due Diligence.

If, with respect to a Mortgage Loan Package, the related Purchase Confirmation identifies any Mortgage Loan for which the related Credit File is missing material documentation (as used therein, the “Missing Credit Documents”), Countrywide agrees to use its best efforts to procure each such Missing Credit Document within sixty (60) days following the related Closing Date.  In the event of a default by a Mortgagor or any material impairment of the Mortgaged Property, in either case directly arising from a breach of Countrywide’s obligation to deliver the Missing Credit Document within the time specified above, Countrywide shall repurchase such Mortgage Loan at the Repurchase Price.

Section 2.05

Delivery of Collateral Files.

(a)

Custodial Agreement.  Countrywide shall, on or before the third (3rd) Business Day prior to the related Closing Date, deliver to the Custodian the Collateral File for each Mortgage Loan in the Mortgage Loan Package.

(b)

Missing Collateral Documents.  In the event that any of the original Collateral Documents set forth in clauses (3) through (9) of Exhibit A hereto are not delivered to the Custodian on or before the Closing Date (each, a “Missing Collateral Document”), then Countrywide shall have (i) with respect to any Missing Collateral Document sent for recording, twelve (12) months from the related Closing Date, or (ii) with respect to all other Missing Collateral Documents, one-hundred twenty (120) days from the Closing Date, to deliver to the Purchaser such Missing Collateral Documents.  Notwithstanding the foregoing, Countrywide shall not be deemed to be in breach of this Agreement if its failure to deliver to the Purchaser any Missing Collateral Document within the time specified above is due solely to (i) the failure of the applicable recorder’s office to return a Missing Collateral Document that was sent for recording or (ii) the failure of the title insurer to issue and deliver the original mortgagee title policy, except where such refusal to issue the policy is based on a claim that the title insurer is under no obligation to issue such policy; provided, however, with respect to (i), Countrywide shall deliver a recording receipt of such recording office or, if  such recording receipt is not available, an officer’s certificate of a servicing officer of Countrywide, confirming that such document has been accepted for recording, and that Countrywide shall immediately deliver such document upon receipt.

(c)

Other Documents.  Countrywide shall forward to the Purchaser in a timely manner any original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement upon execution and, if applicable, recordation thereof.

Section 2.06

Purchase Confirmation.

Upon confirmation with the Purchaser of a Mortgage Loan Package, Countrywide shall prepare and deliver to the Purchaser for execution the related Purchase Confirmation, executed by an authorized signatory of Countrywide.

Section 2.07

Closing.

The Closing of each Mortgage Loan Package shall take place on the related Closing Date and shall be subject to the satisfaction of each of the following conditions, unless otherwise waived by the prejudiced party(ies):

(a)

All of the representations and warranties of Countrywide under this Agreement shall be true and correct in all material respects as of the Closing Date and no event shall have occurred that, with notice or the passage of time, would constitute a default under this Agreement;

(b)

All of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the Closing Date and no event shall have occurred that, with notice or the passage of time, would constitute a default under this Agreement;

(c)

Both parties shall have executed the related Purchase Confirmation and Custodial Agreement;

(d)

The Purchaser’s attorneys shall have received in escrow all applicable Closing Documents as specified in Section 2.08, in such forms as are agreed upon by the Purchaser and Countrywide, duly executed by all signatories as required pursuant to the terms hereof; and

(e)

All other terms and conditions of this Agreement required to be complied with or performed shall have been complied with or performed.

Section 2.08

Payment of the Purchase Proceeds and Closing Documents.

(a)

Subject to the conditions set forth in Section 2.07, and in consideration for the Mortgage Loan Package to be purchased by the Purchaser on the related Closing Date, the Purchaser shall pay to Countrywide on such Closing Date the Purchase Proceeds by wire transfer of immediately available funds to the account designated by Countrywide on or before the Funding Deadline.

(b)

On the Initial Closing Date, Countrywide shall deliver to the Purchaser’s attorneys, in escrow, fully executed originals of the following documents:

(1)

This Agreement;

(2)

Opinion of Counsel for Countrywide (who may be an employee of Countrywide);

(3)

a Custodial Account Certification; and

(4)

an Escrow Account Certification.

(c)

On each Closing Date, including the Initial Closing Date, Countrywide shall deliver to the Purchaser’s attorneys, in escrow, fully executed original of the following documents:

(1)

an Officer’s Certificate, in the form of Exhibit C hereto;

(2)

the related Mortgage Loan Schedule; and

(3)

the Purchase Confirmation.

Section 2.09

Entitlement to Payments on the Mortgage Loans.

With respect to any Mortgage Loan purchased hereunder, the Purchaser shall be entitled to (a) all scheduled principal due after the related Cut-off Date; (b) all other recoveries of principal collected after the related Cut-off Date, except for (i) recoveries of principal collected after the Cut-off Date and prior to the Closing Date that are reflected in the Mortgage Loan Schedule, and (ii) all scheduled payments of principal due on or before the related Cut-off Date; and (c) all payments of interest on such Mortgage Loan net of (i) interest at the Servicing Fee Rate (minus that portion of any such payment that is allocable to the period prior to the related Cut-off Date) and (ii) any Prepayment Interest Excess amounts.

Section 2.10

Payment of Costs and Expenses.

Countrywide shall bear its own costs and expenses in connection with the sale of the Mortgage Loans including any commissions due its sales personnel, the legal fees and expenses of its attorneys.  Countrywide shall pay the costs of delivering the Credit Files to the Purchaser or its designee and the cost of recording the Assignments of Mortgage; provided, however, the Purchaser shall bear the cost and expense of delivering and recording any subsequent assignment thereof.  All other costs and expenses incurred in connection with purchase of the Mortgage Loans by the Purchaser, including Purchaser’s attorney’s fees and commissions due its sales personnel, shall be paid for by the Purchaser.

Section 2.11

MERS Mortgage Loans and the MERS System.

(a)

Notwithstanding anything contained in this Agreement to the contrary, with respect to any MERS Mortgage Loan sold to the Purchaser by Countrywide pursuant to this Agreement, Countrywide shall cause the registration of such MERS Mortgage Loan to be changed on the MERS System to reflect the Purchaser as the beneficial owner of such MERS Mortgage Loan.  The foregoing obligation of Countrywide shall be in lieu of Countrywide delivering to the Purchaser an Assignment of Mortgage for such MERS Mortgage Loan.  With respect to the Mortgage and intervening assignments related to any MERS Mortgage Loan, Countrywide shall, in accordance with Section 2.05, provide the Purchaser with the original Mortgage with evidence of registration with MERS and, as applicable, the originals of all intervening assignments of the Mortgage with evidence of recording thereon prior to the registration of the Mortgage Loan with the MERS System.

(b)

In connection with the MERS System, Countrywide is hereby authorized and empowered, in its own name, to register, or change the registration of any MERS Mortgage Loan to effectuate such registration.  Further, Countrywide is authorized to cause the removal of any MERS Mortgage Loan from such registration, and to execute and deliver on behalf of itself and the Purchaser, any and all instruments of assignment and comparable instruments with respect to any registration and/or removal of such MERS Mortgage Loan on or from the MERS System.

Section 2.12

Possession of Credit Files.

The contents of each Credit File required to be retained by Countrywide to service the Mortgage Loans pursuant to this Agreement and thus not delivered to the Purchaser or its designee are and shall be held in trust by Countrywide for the benefit of the Purchaser as the owner thereof.  Countrywide’s possession of any portion of each such Credit File is at the will of the Purchaser for the sole purpose of facilitating servicing of the Mortgage Loans pursuant to this Agreement, and such retention and possession by Countrywide shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage and the contents of each Credit File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Countrywide shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by Countrywide at the will of the Purchaser in such custodial capacity only.  The Credit File retained by Countrywide with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in Countrywide’s computer system to reflect clearly the ownership of such related Mortgage Loan by the Purchaser.  Countrywide shall release from its custody the contents of any Credit File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 3.03 of this Agreement or if required under applicable law or court order.  Countrywide shall deliver to the Purchaser copies of any documents in a Mortgage File reasonably requested by the Purchaser within twenty (20) days of the date of receipt of such request, at the sole expense of the Purchaser.

ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01

Representations and Warranties Respecting Countrywide.

Countrywide represents, warrants and covenants to the Purchaser that, as of each Closing Date:

(a)

Organization and Standing.  Countrywide is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified and licensed to transact business in and is in good standing under the laws of each state where each Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement;

(b)

Due Authority.  Countrywide has the full power and authority to (i) perform and enter into and consummate all transactions contemplated by this Agreement and (ii) to sell each Mortgage Loan.  This Agreement evidences the legal, valid, binding and enforceable obligation of Countrywide, subject to applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.  All requisite corporate action has been taken by Countrywide to make this Agreement valid and binding upon it in accordance with the terms of this Agreement;

(c)

No Conflict.  Neither the acquisition or origination of the Mortgage Loans by Countrywide, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of Countrywide’s certificate of incorporation or by-laws or result in a material breach of any legal restriction or any material agreement, indenture or loan or credit agreement, or instrument to which Countrywide is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which Countrywide or its property is subject;

(d)

Approved Seller.  Countrywide is an approved seller/servicer for each Agency in good standing and is a mortgagee approved by the Secretary of HUD.  No event has occurred, including a change in insurance coverage, which would make Countrywide unable to comply with Fannie Mae, Freddie Mac or HUD eligibility requirements;

(e)

No Pending Litigation.  There is no action, suit, proceeding, investigation or litigation pending or, to the best of Countrywide’s knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to Countrywide would materially and adversely affect the sale of the Mortgage Loans to the Purchaser, the ability of Countrywide to service the Mortgage Loans hereunder in accordance with the terms hereof, or Countrywide’s ability to perform its obligations under this Agreement;

(f)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide, of or compliance by Countrywide with, this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

(g)

Ordinary Course of Business.  Countrywide’s transfer, assignment and conveyance of the Mortgage Notes and the Mortgages pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(h)

Ability to Perform.  Countrywide does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of its creditors;

(i)

Fair Consideration.  The consideration received by Countrywide upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans;

(j)

MERS.  Countrywide is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS;

(k)

No Untrue Information.  Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any material untrue statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading; and

(l)

No Broker’s Fees.  Countrywide has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

Section 3.02

Representations and Warranties Regarding Individual Mortgage Loans.

With respect to each Mortgage Loan (unless otherwise specified below), Countrywide represents and warrants to the Purchaser as of the related Closing Date that:

(a)

Mortgage Loan Schedule.  The information contained in the Mortgage Loan Schedule is complete, true and correct in all material respects;

(b)

No Delinquencies or Advances.  All payments required to be made prior to the related Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made; Countrywide has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and there has been no delinquency of more than thirty (30) days in any payment by the Mortgagor thereunder since the origination date;

(c)

Taxes, Assessments, Insurance Premiums and Other Charges.  Countrywide has no knowledge of any taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

(d)

No Modifications.  The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments that have been or will be recorded in the applicable public recording office, if necessary to protect the interests of the Purchaser, and that have been or will be delivered to the Purchaser, all in accordance with this Agreement.  The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy and its terms are reflected on the Mortgage Loan Schedule.  No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the Collateral File and the terms of which are reflected in the Mortgage Loan Schedule if executed prior to the Closing Date;

(e)

No Defenses.  The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto and the Mortgagor, at the time of origination of the respective Mortgage Loan, was not a debtor in any state or federal bankruptcy or insolvency proceeding. The Mortgaged Property is not subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws;

(f)

Hazard and Flood Insurance.  All buildings upon the Mortgaged Property are insured by an insurer acceptable to an Agency against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to an insurance policy conforming to Countrywide’s underwriting guidelines and providing coverage in an amount equal to the lesser of (i) the full insurable value of improvements securing the Mortgage Loan or (ii) the outstanding principal balance owing on the Mortgage Loan, and such insurer is licensed to do business in the state where the Mortgaged Property is located.  All such insurance policies contain a standard mortgagee clause naming Countrywide, its successors and assigns as mortgagee, and all premiums thereon have been paid.  If, upon the origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy that meets the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) and conforms to the requirements of an Agency is in effect.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s expense and, upon the failure of the Mortgagor to do so, the holder of the Mortgage is authorized to maintain such insurance at the Mortgagor’s expense and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement.  Countrywide has not engaged in, and has no knowledge of the Mortgagor or any subservicer having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by Countrywide;

(g)

Compliance with Applicable Law.  Each Mortgage Loan at the time of origination complied in all material respects with applicable state and federal laws including truth in lending, real estate settlement procedures, consumer credit protection, predatory and abusive lending laws, equal credit opportunity and disclosure laws applicable to the origination and servicing of the Mortgage Loan.  Countrywide maintains evidence of such compliance as required by applicable law or regulation;

(h)

No Release of Mortgage.  The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission.  Countrywide has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, and Countrywide has not waived any default;

(i)

Enforceability of Mortgage Documents.  The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of the rights of creditor and general principles of equity, whether enforcement is sought in a proceeding in equity or at law and Countrywide has taken all action necessary to transfer such rights of enforceability to the Purchaser.  At origination, all parties to the Mortgage and Mortgage Note had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage and Mortgage Note;

(j)

Valid First or Second Lien.  Each related Mortgage is a valid, subsisting and enforceable First Lien (with respect to a First Lien Mortgage Loan) or Second Lien (with respect to a Second Lien Mortgage Loan) on the related Mortgaged Property, including all improvements on the Mortgaged Property.  The lien of the Mortgage is subject only to:

(i)

the lien of current real property taxes and assessments not yet due and payable;

(ii)

covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and that do not adversely affect the Appraised Value (as evidenced by an appraisal referred to in such definition) of the Mortgaged Property set forth in such appraisal;

(iii)

with respect to a Second Lien Mortgage Loan only, the lien of the first mortgage on the Mortgaged Property; and

(iv)

other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein.  With respect to each Second Lien Mortgage Loan, either (a) no consent for the Second Lien Mortgage Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File.

(k)

Disbursements of Proceeds.  The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor, and there is no requirement for the Mortgagee to make future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and recording the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the mortgagee under the Mortgage Note or Mortgage;

(l)

Sole Owner.  Countrywide is the sole owner and holder of the Mortgage Loan.  The Mortgage Loan is not assigned or pledged, and Countrywide has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest not specifically set forth in the related Mortgage Loan Schedule and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the terms of this Agreement.  Following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any of Countrywide’s encumbrance, equity, participation interest, lien, pledge, charge, claim, or security interest;

(m)

Title Insurance.  Each Mortgage Loan that is a First Lien Mortgage Loan and each Mortgage Loan that is a Second Lien Mortgage Loan with an original principal balance greater than $100,000, in either case, is covered by a lender’s title insurance policy acceptable to an Agency, in the original principal amount of the Mortgage Loan and issued by a title insurer acceptable to an Agency and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring (subject to the exceptions contained in Section 3.02(j)(i), (ii) and (iii) above) Countrywide, its successors and assigns as to the first or second priority lien of the Mortgage, as applicable.  Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Countrywide is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including Countrywide, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(n)

No Default.  There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and Countrywide has not waived any default, breach, violation or event of acceleration.  With respect to each Mortgage Loan which is indicated by Countrywide to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) (i) the First Lien is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such First Lien mortgage or the related mortgage note, and (iii) to the best of Countrywide’s knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder.

(o)

No Mechanics’ Liens.  There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(p)

Origination and Collection Practices.  The origination and collection practices used by Countrywide with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business.  With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, Countrywide and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or Escrow Payments or other charges or payments due Countrywide have been capitalized under any Mortgage or the related Mortgage Note. Each Mortgage Note requires a monthly payment which is sufficient (i) during the period prior to the first adjustment to the Mortgage Interest Rate, to amortize the original principal balance fully over the original term thereof and to pay interest at the related Mortgage Interest Rate, and (ii) during the period following each Adjustment Date, to amortize the outstanding principal balance fully as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. With respect to Adjustable Rate Mortgage Loans, all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note.  Any interest required to be paid pursuant to state and local law has been properly paid and credited.

(q)

No Condemnation or Damage.  There is no proceeding pending, or to Countrywide’s knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such Mortgaged Property is in good repair and is undamaged by waste, fire, earthquake, or earth movement, windstorm, flood, tornado, or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan;

(r)

Customary and Enforceable Provisions.  The Mortgage and the related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby including (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure.  There is no homestead or other exemption or right available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage;

(s)

Collateral.  The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage;

(t)

Appraisal.  Unless the Mortgage Loan was underwritten pursuant to one of Countrywide’s streamline documentation programs, the Credit File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser who meets the minimum requisite qualifications of an Agency for appraisers, duly appointed by the originator, that had no interest, direct or indirect in the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal is in a form acceptable to an Agency, with such riders as are acceptable to such Agency;

(u)

Trustee for Deed of Trust.  In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(v)

Lawfully Occupied.  At the origination date of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law.  To the best of Countrywide’s knowledge, as of the related Closing Date, the Mortgaged Property was lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same including certificates of occupancy, have been made or obtained from the appropriate authorities;

(w)

Mortgage; Assignment of Mortgage.  Each original Mortgage was recorded or is in the process of being recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of Countrywide, or is in the process of being recorded.  Except for the absence of recording information, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.  With respect to each MERS Designated Mortgage Loan, Countrywide will designate the Purchaser as the Investor and no Person is listed as Interim Funder on the MERS® System;

(x)

Consolidation of Future Advances.  Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

(y)

Form of Mortgage Note and Mortgage.  The Mortgage Note and Mortgage are on forms acceptable to an Agency; and

(z)

High Cost Loans.  None of the Mortgage Loans are classified as (a) “high cost” loans under the Home Ownership and Equity Protection Act of 1994 or (b) “high cost,” “high cost home”, “high risk home”, “threshold,” “covered,” or “predatory” loans under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).  No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary).

(aa)

Single Premium Credit Insurance Policies.  No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit.  No borrower obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) as a condition to the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan.

(bb)

Prepayment Penalties.  With respect to each Mortgage Loan that has a Prepayment Penalty, each such Prepayment Penalty is enforceable and is permitted pursuant to federal, state and local law. With respect to any Mortgage Loan that contains a Prepayment Penalty prior to maturity: (i) prior to the Mortgage Loan’s origination, the related Mortgagor agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the Mortgage Loan’s origination, the related Mortgagor was offered the option of obtaining a Mortgage Loan that did not require payment of such a premium, and (iii) the prepayment premium is disclosed to the related Mortgagor in the Collateral Documents pursuant to applicable state and federal law.

(cc)

Credit Reporting.  Countrywide has caused to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

(dd)

Location of Improvements; No Encroachments.  All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property, except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the Mortgaged Property comply with all applicable zoning and subdivision laws and ordinances;

(ee)

Origination; Payment Terms.  The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority.  Countrywide and all other parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located.  The Mortgage Loans have an original term to maturity of not more than forty (40) years, with interest payable in arrears on the first day of the month.  The Mortgage Note does not permit negative amortization.  Interest on the Mortgage Note is calculated on the basis of a 360-day year consisting of twelve 30-day months.  None of the Mortgage Loans are simple interest Mortgage Loans.  No Mortgage Loan is a Convertible Mortgage Loan;

(ff)

Disclosure and Rescission Materials.  The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan;

(gg)

Underwriting Guidelines.  The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines;

(hh)

Location and Type of Mortgaged Property.  The Mortgaged Property consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development generally conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home, manufactured dwelling or cooperative.  If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project is (i) acceptable to an Agency, or (ii) located in a condominium or planned unit development project which has received project approval from an Agency;

(ii)

Adverse Selection.  Countrywide used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first and second lien, if applicable, residential mortgage loans owned by it which were available for inclusion in the Mortgage Loan Package;

(jj)

No Fraud.  No fraud, error, omission, misrepresentation or similar occurrence with respect to the Mortgage Loan has taken place on the part of Countrywide, or to the best of Countrywide’s knowledge, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or, in the application of any insurance in relation to such Mortgage Loan.  The documents, instruments and agreements submitted for loan underwriting were not falsified by Countrywide and, to the best of Countrywide’s knowledge, by any other party.

(kk)

Servicemembers Civil Relief Act.  The Mortgagor has not notified Countrywide, and Countrywide has no knowledge, of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act, as amended, or similar state statute;

(ll)

Environmental Matters.  To the best of Countrywide’s knowledge, there is no pending action or proceeding directly involving any Mortgaged Property of which Countrywide is aware in which compliance with any environmental law, rule or regulation is an issue and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property. To the best of Countrywide’s knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation;

(mm)

Anti-Money Laundering Laws.  Countrywide has complied with (i) all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”), in respect of the origination and servicing of each Mortgage Loan, and (ii) the laws and regulations administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), which prohibit dealings with certain countries, territories, entities and individuals named in OFAC’s Sanction Programs and on the Specially Designated Nationals and Blocked Persons List;

(nn)

Due on Sale.  The Mortgage contains an enforceable provision, to the extent not prohibited by applicable law as of the date of such Mortgage, for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

(oo)

Interest Rate Adjustments.  With respect to each Adjustable Rate Mortgage Loan, all Mortgage Interest Rate adjustments have been made in compliance with state and federal law and the terms of the related Mortgage Note.  Any interest required to be paid pursuant to state and local law has been properly paid and credited;

(pp)

Qualified Mortgage.  Each Mortgage Loan is a “qualified mortgage” within Section 860G(a)(3) of the Code;

(qq)

Ground Leases.  With respect to any ground lease to which a Mortgaged Property may be subject:  (A) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (B) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (C) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the related Closing Date; (D) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate; (E) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (F) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (G) the lessor under such ground lease has satisfied any repair or construction obligations due as of the related Closing Date pursuant to the terms of such ground lease; (H) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; and (I) the term of such lease does not terminate earlier than the maturity date of the Mortgage Note;

(rr)

No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia; no Mortgage Loan originated after March 7, 2003, is a “high cost home loan” as defined under the Georgia Fair Lending Act, as of the date of origination;

(ss)

No Mortgage Loan (i) is secured by property located in the State of New York, (ii) had an original principal balance of $300,000 or less, and (iii) had an application date on or after April 1, 2003, the terms of which Mortgage Loan equaled or exceeded the stated thresholds for “high-cost home loans” as defined in Section 6-L of the New York State Banking Law, as of the date of origination;

(tt)

No Mortgage Loan (i) is secured by property located in the State of Kentucky, (ii) was originated on or after June 25, 2003, and (iii) which is a “high cost home loan” as defined under Kentucky State Statute KRS 360.100, as of the date of origination;

(uu)

No Mortgage Loan (i) is secured by property located in the State of Arkansas, (ii) has the related Mortgage Note dated on or after July 16, 2003, and (iii) which is a “high cost home loan” as defined under the Arkansas Home Loan Protection Act, as of the date of origination;

(vv)

Arbitration.  With respect to (a) any Mortgage Loan in the conforming balance group originated by Countrywide from August 1, 2004 through April 30, 2005 and (b) any Mortgage Loan in the conforming balance group originated by any other entity through April 30, 2005, the Countrywide represents, warrants and covenants that if the related Mortgage or the related Mortgage Note, or any document relating to the loan transaction, contains a mandatory arbitration clause (that is, a clause that requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction), Countrywide (i) will notify the related Mortgagor in writing within 60 days after the Closing Date that none of the seller, the servicer that acquires an interest in the loan or services such arbitration clause against the Mortgagor, but that the Mortgagor will continue to have the right to submit a dispute to arbitration and (ii) will place a copy of such notice in the Mortgage File and with respect to any Mortgage Loan originated on or after May 1, 2005, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(ww)

No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation, balloon payment or other contingent interest feature, nor does it contain any “buydown” provision which is currently in effect.

(xx)

No Construction Loans.  No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade in or exchange of a Mortgaged Property.

(yy)

Regarding the Mortgagor.  The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a “living trust” and such “living trust” is in compliance with Fannie Mae Guidelines for such trusts.  Either the Mortgagor is a natural person or the related co borrower or guarantor is a natural person.

(zz)

Tax Service Contract; Flood Certification Contract.  Countrywide has obtained a tax service contract on each Mortgage Loans and such contract is assignable to the Purchaser.  Countrywide has obtained a life of loan, transferable flood certification contract for each Mortgage Loan and such contract is assignable to the Purchaser or the Purchaser’s designee.

(aaa)

Reserved.

(bbb)

Reserved.

(ccc)

Reserved.

(ddd)

Texas Refinance Loans.  Each Mortgage Loan originated in the State of Texas pursuant to Article XVI, Section 50(a)(6) of the Texas Constitution (a “Texas Refinance Loan”) has been originated in compliance with the provisions of Article XVI, Section 50(a)(6) of the Texas Constitution.

(eee)

Reserved

(fff)

Negative Amortization.  With respect to each Mortgage Loan which is a Second Lien, the related first lien does not permit negative amortization.

(ggg)

Reserved.

(hhh)

Reserved.

(iii)

Balloon Loans.  No Mortgage Loan is a Balloon Mortgage Loan that has an original stated maturity of less than seven (7) years.

Section 3.03

Remedies for Breach of Representations and Warranties.

(a)

Notice of Breach.  The representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Collateral Documents or Credit File.  Upon discovery by either Countrywide or the Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of one or more of the related Mortgage Loans or the interest of the Purchaser therein, the party discovering such breach shall give prompt written notice to the other.

(b)

Cure or Repurchase.  Within ninety (90) days from the earlier of either discovery by or notice to Countrywide of a breach of a representation or warranty that materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans, Countrywide shall use its best efforts to cure such breach in all material respects, and, if such breach cannot be cured, Countrywide shall, at the Purchaser’s option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01 and such breach cannot be cured within ninety (90) days of the earlier of either discovery by or notice to Countrywide of such breach, all of the Mortgage Loans shall, at the Purchaser’s option, be repurchased by Countrywide at the Repurchase Price.

(c)

Substitution or Repurchase.  If the breach shall involve a representation or warranty set forth in Section 3.02, Countrywide may, within two years of the related Closing Date, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans.  If Countrywide has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan.  Any repurchase of a Mortgage Loan(s) pursuant to the provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.  At the time of repurchase or substitution, the Purchaser and Countrywide shall arrange for the reassignment of such Mortgage Loan and release of the related Collateral File to Countrywide and the delivery to Countrywide of any documents held by the Purchaser or its designee relating to such Mortgage Loan.  In the event Countrywide determines to substitute a Qualified Substitute Mortgage Loan for a repurchased Mortgage Loan, Countrywide shall, simultaneously with such reassignment, give written notice to the Purchaser that substitution has taken place and identify the Qualified Substitute Mortgage Loan(s).  In connection with any such substitution, Countrywide shall be deemed to have made as to such Qualified Substitute Mortgage Loan(s) the representations and warranties except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution.  Countrywide shall effect such substitution by delivering to the Purchaser the Collateral Documents for such Qualified Substitute Mortgage Loan(s).  Countrywide shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan(s) in the month following the date of such substitution.  Monthly Payments with respect to Qualified Substitute Mortgage Loans due on the Due Date in the month of substitution shall be retained by Countrywide.  For the month of substitution, distributions to the Purchaser shall include the Monthly Payment due on any substituted Mortgage Loan in the month of substitution, and Countrywide shall thereafter be entitled to retain all amounts subsequently received by Countrywide in respect of such substituted Mortgage Loan.

For any month in which Countrywide substitutes a Qualified Substitute Mortgage Loan for a repurchased Mortgage Loan, Countrywide shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all substituted Mortgage Loans (after application of scheduled principal payments due in the month of substitution).  The amount of such shortfall shall be distributed by Countrywide in the month of substitution pursuant to Section 5.01.  Accordingly, on the date of such substitution, Countrywide shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

(d)

Indemnification.  In addition to such repurchase or substitution obligation, Countrywide shall indemnify Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary attorney’s fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, or defense based on, grounded upon, or resulting from, a material breach of the representations and warranties of Countrywide contained in Sections 3.01 and 3.02.

(e)

Sole Remedy.  With respect to the breach of a representation and warranty set forth in Section 3.02 with respect to a Mortgage Loan, the obligation under this Section 3.03 of Countrywide to cure, repurchase or replace such Mortgage Loan and indemnify the Purchaser shall constitute the sole remedies against Countrywide respecting such breach available to the Purchaser.

(f)

Accrual of Cause of Action.  Any cause of action against Countrywide relating to or arising out of the breach of any representations and warranties made in Sections 3.01 or 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by Countrywide to the Purchaser, (ii) failure by Countrywide to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon Countrywide by the Purchaser for compliance with the relevant provisions of this Agreement.

Section 3.04

Representations and Warranties Respecting the Purchaser.

The Purchaser represents, warrants and covenants to Countrywide that, as of each Closing Date:

(a)

Organization and Standing.  The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified to transact business in and is in good standing under the laws of each state in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such qualification;

(b)

Due Authority.  The Purchaser has the full power and authority to perform, and to enter into and consummate, all transactions contemplated by this Agreement; the Purchaser has the full power and authority to purchase and hold each Mortgage Loan.  This Agreement evidences the legal, valid, binding and enforceable obligation of the Purchaser, subject to applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.  All requisite corporate action has been taken by the Purchaser to make this Agreement valid and binding upon it in accordance with the terms of this Agreement;

(c)

No Conflict.  Neither the acquisition of the Mortgage Loans by the Purchaser pursuant to this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser’s charter or by-laws or result in a material breach of any legal restriction or any material agreement, indenture or loan or credit agreement, or instrument to which the Purchaser is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject;

(d)

No Pending Litigation.  There is no action, suit, proceeding, investigation or litigation pending or, to the best of the Purchaser’s knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to the Purchaser would adversely affect the purchase of the Mortgage Loans by the Purchaser hereunder, or the Purchaser’s ability to perform its obligations under this Agreement;

(e)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement (including, but not limited to, any approval from HUD), or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

(f)

Ability to Perform.  The Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; and

(g)

No Untrue Information.  Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any material untrue statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading.

(h)

Securities. Without conceding that the Mortgage Loans are securities, the Purchaser hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of each Closing Date:

(i)

the Purchaser understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

(ii)

the Purchaser is acquiring the Mortgage Loans for its own account without a view towards a public distribution;

(iii)

the Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

(iv)

the Purchaser has been furnished with all information regarding the Mortgage Loans which it has requested from Countrywide; and

(v)

neither the Purchaser nor anyone acting on its behalf offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of any Mortgage Loan a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans.

Section 3.05

Indemnification by the Purchaser.

The Purchaser shall indemnify Countrywide and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Purchaser’s representations and warranties contained in Section 3.04 above.

Section 3.06

Early Payment Default.

With respect to each Mortgage Loan, the related Purchase Confirmation shall set forth provisions related to the repurchase, pursuant to the provisions of Section 3.03, hereof of Mortgage Loans with early payment defaults.

Section 3.07

Purchase Price Protection.

With respect to each Mortgage Loan, the related Purchase Confirmation shall set forth provisions related to the premium protection in the event of the prepayment in full of the Mortgage Loans.

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01

Countrywide to Act as Servicer.

Countrywide, as independent contract servicer, shall service and administer Mortgage Loans sold pursuant to this Agreement in accordance with the terms of this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things, in connection with such servicing and administration, that Countrywide may deem necessary or desirable and consistent with the terms of this Agreement. In servicing and administering the Mortgage Loans, Countrywide shall employ procedures in accordance with the Customary Servicing Procedures and usual standards of practice of prudent mortgage servicers.  Countrywide may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder.

In accordance with the terms of this Agreement, Countrywide may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in Countrywide’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that Countrywide shall not permit any modification with respect to any Mortgage Loan that would decrease the Mortgage Interest Rate (other than by adjustments required by the terms of the Mortgage Note), defer or forgive the payment of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make future advances or extend the final maturity date on such Mortgage Loan without the Purchaser’s consent.  Countrywide may permit forbearance or allow for suspension of Monthly Payments for up to one hundred and eighty (180) days if the Mortgagor is in default or Countrywide determines in its reasonable discretion, that default is imminent and if Countrywide determines that granting such forbearance or suspension is in the best interest of the Purchaser.  If any modification, forbearance or suspension permitted hereunder allows the deferral of interest or principal payments on any Mortgage Loan, Countrywide shall include in each remittance for any month in which any such principal or interest payment has been deferred (without giving effect to such modification, forbearance or suspension) an amount equal to such month’s principal and one (1) month’s interest at the Mortgage Loan Remittance Rate on the then unpaid principal balance of the Mortgage Loan and shall be entitled to reimbursement for such advances only to the same extent as for Monthly Advances made pursuant to Section 5.03.  Without limiting the generality of the foregoing, Countrywide shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property.  If reasonably required by Countrywide, the Purchaser shall furnish Countrywide with any powers of attorney and other documents necessary or appropriate to enable Countrywide to carry out its servicing and administrative duties under this Agreement.

Section 4.02

Collection of Mortgage Loan Payments.

Countrywide shall make reasonable efforts, in accordance with the customary and usual standards of practice of prudent mortgage servicers, to collect all payments due under each Mortgage Loan to the extent such procedures shall be consistent with this Agreement, and applicable law.  Further, Countrywide will, in accordance with Customary Servicing Procedures, ascertain and estimate Escrow Payments, if any, that will become due and payable with respect to the Mortgage Loan.

Section 4.03

Realization Upon Defaulted Mortgage Loans.

(a)

Foreclosure.  In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, Countrywide shall take such action as it shall deem to be in the best interest of the Purchaser.  In the event that any payment due under any Mortgage Loan remains delinquent for a period of ninety (90) days or more, Countrywide shall commence foreclosure proceedings in accordance with Customary Servicing Procedures and the guidelines set forth by Fannie Mae or Freddie Mac.  In such connection, Countrywide shall obtain the prior written consent of the Purchaser prior to making any Servicing Advance of $5,000 or more.  If the portion of any Liquidation Proceeds allocable as a recovery of interest on any Mortgage Loan is less than the full amount of accrued and unpaid interest on such Mortgage Loan as of the date such proceeds are received, then the applicable Servicing Fees with respect to such Mortgage Loan shall be paid first and any amounts remaining thereafter shall be distributed to the Purchaser.  Countrywide shall use reasonable efforts to realize upon defaulted Mortgage Loans, in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, Countrywide shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by Countrywide through Other Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property. Countrywide shall notify the Purchaser in writing of the commencement of foreclosure proceedings.  Such notice may be contained in the reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement.  Countrywide shall be responsible for all costs and expenses incurred by it in any foreclosure proceedings; provided, however, that it shall be entitled to reimbursement thereof from proceeds from the related Mortgaged Property.

Section 4.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Custodial Accounts, in the form of time deposit or demand accounts.  Countrywide shall provide the Purchaser with written evidence of the creation of such Custodial Account(s) upon the request of the Purchaser.  The creation of the Custodial Account shall be evidenced by a certificate delivered by Countrywide (“Custodial Account Certification”) in the form of Exhibit E attached hereto.

Countrywide shall deposit in the Custodial Account within two (2) Business Days, and retain therein, the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

(a)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(b)

all payments on account of interest on the Mortgage Loans, adjusted to the Mortgage Loan Remittance Rate;

(c)

all proceeds from a Cash Liquidation;

(d)

all Other Insurance Proceeds, including amounts required to be deposited pursuant to Sections 4.08 and 4.10, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Countrywide’s normal servicing procedures, the loan documents or applicable law;

(e)

all Condemnation Proceeds affecting any Mortgaged Property that are not released to the Mortgagor in accordance with Countrywide’s normal servicing procedures, the loan documents or applicable law;

(f)

all Monthly Advances;

(g)

all proceeds of any Mortgage Loan repurchased in accordance with Section 3.03 or 3.04, and any amount required to be deposited by Countrywide in connection with any shortfall in principal amount of the Qualified Substitute Mortgage Loans and the repurchased Mortgage Loans as required pursuant to Section 3.03;

(h)

any amounts required to be deposited by Countrywide pursuant to Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy (such deposit shall be made from Countrywide’s own funds, without reimbursement therefor);

(i)

the Prepayment Interest Shortfall Amount, if any, for the month of distribution (such deposit shall be made from Countrywide’s own funds, without reimbursement therefor up to a maximum amount per month equal to the lesser of one half of (a) one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loans, or (b) the aggregate Servicing Fee actually received for such month for the Mortgage Loans); and

(j)

any amounts required to be deposited by Countrywide in connection with any REO Property pursuant to Section 4.13.

The foregoing requirements for deposit in the Custodial Account are exclusive.  The Purchaser understands and agrees that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment penalties and assumption fees (to the extent permitted by Section 4.16) need not be deposited by Countrywide in the Custodial Account.  Any interest paid by the depository institution on funds deposited in the Custodial Account shall accrue to the benefit of Countrywide and Countrywide shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(d).

Section 4.05

Permitted Withdrawals From the Custodial Account.

Countrywide may, from time to time, withdraw funds from the Custodial Account for the following purposes:

(a)

to make payments to the Purchaser in the amounts and in the manner provided for in Sections 5.01 and 5.03;

(b)

to reimburse itself for Monthly Advances (Countrywide’s reimbursement for Monthly Advances shall be limited to amounts received on the related Mortgage Loan (or to amounts received on the Mortgage Loans as a whole if the Monthly Advance is made due to a shortfall in a Monthly Payment made by a Mortgagor entitled to relief under the Servicemembers Relief Act) which represent Late Collections, net of the related Servicing Fee.  Countrywide’s right to reimbursement hereunder shall be prior to the rights of the Purchaser, except that, where Countrywide is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 3.04, Countrywide’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans.  Notwithstanding the foregoing, Countrywide may reimburse itself for Monthly Advances from any funds in the Custodial Account if it has determined that such funds are nonrecoverable advances or if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser);

(c)

to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees (Countrywide’s reimbursement for Servicing Advances and/or Servicing Fees hereunder with respect to any Mortgage Loan shall be limited to proceeds from Cash Liquidation, Liquidation Proceeds, Condemnation Proceeds, and Other Insurance Proceeds; provided, however, that Countrywide may reimburse itself for Servicing Advances and Servicing Fees from any funds in the Custodial Account if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser;

(d)

to pay itself any Prepayment Interest Excess amounts;

(e)

to pay to itself as servicing compensation (i) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (ii) the Servicing Fee, from that portion of any payment or recovery of interest on a particular Mortgage Loan;

(f)

to pay to itself, with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 or 3.04, all amounts received but not distributed as of the date on which the related Repurchase Price is determined;

(g)

to reimburse itself for any amounts deposited in the Custodial Account in error; and

(h)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Upon request, Countrywide will provide the Purchaser with copies of invoices or other documentation relating to Servicing Advances that have been reimbursed from the Custodial Account.

Section 4.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Escrow Accounts in the form of time deposit or demand accounts, which accounts shall be Eligible Accounts. The creation of the Escrow Account shall be evidenced by a certificate delivered by Countrywide (“Escrow Account Certification”) in the form of Exhibit F attached hereto.

Countrywide shall deposit in the Escrow Account(s) within two (2) Business Days, and retain therein, (a) all Escrow Payments collected on account of the Mortgage Loans, and (b) all Other Insurance Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.  Countrywide shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes in accordance with Section 4.07.  Countrywide shall be entitled to retain any interest paid by the depository institution on funds deposited in the Escrow Account except interest on escrowed funds required by law to be paid to the Mortgagor.  Countrywide shall pay Mortgagor interest on the escrowed funds at the rate required by law notwithstanding that the Escrow Account is non-interest bearing or the interest paid by the depository institution thereon is insufficient to pay the Mortgagor interest at the rate required by law.

Section 4.07

Permitted Withdrawals From Escrow Account.

Countrywide may, from time to time, withdraw funds from the Escrow Account(s) for the following purposes: (a) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, and comparable items; (b) to reimburse Countrywide for any Servicing Advance made by Countrywide with respect to a related Mortgage Loan; provided, however, that such reimbursement shall only be made from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder; (c) to refund to the Mortgagor any funds as may be determined to be overages; (d) for transfer to the Custodial Account in accordance with the terms of this Agreement; (e) for application to restoration or repair of the Mortgaged Property; (f) to pay to Countrywide, or to the Mortgagors to the extent required by law, any interest paid on the funds deposited in the Escrow Account; (g) to reimburse itself for any amounts deposited in the Escrow Account in error; (h) to withdraw suspense payments that are deposited into the Escrow Account, or (i) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08

Transfer of Accounts; Investment Losses.

Countrywide may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time provided that such Custodial Account and Escrow Account shall at all times be Eligible Accounts.  Countrywide shall promptly notify the Purchaser of any such transfer.

Prior to the related Remittance Date, the amount of any losses incurred in respect of any investments of funds in the Custodial Account or the Escrow Account by Countrywide shall be deposited in such account by Countrywide out of its own funds immediately as realized.

Section 4.09

Payment of Taxes, Insurance and Other Charges

With respect to each Mortgage Loan, Countrywide shall maintain accurate records reflecting the status of (a) ground rents, taxes, assessments, water rates and other charges that are or may become a lien upon the Mortgaged Property and (b)  fire and hazard insurance premiums. Countrywide shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable using Escrow Payments which shall have been estimated and accumulated by Countrywide in amounts sufficient for such purposes. To the extent that the Mortgage does not provide for Escrow Payments, Countrywide shall determine that any such payments are made by the Mortgagor at the time they first become due.  Countrywide assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills, irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments, and shall make advances from its own funds to effect such payments.

Section 4.10

Maintenance of Hazard Insurance.

Countrywide shall cause to be maintained, for each Mortgage Loan, fire and hazard insurance by a Qualified Insurer with extended coverage as is customary in the area where the Mortgaged Property is located in an amount that is equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan or (b) the greater of (i) the unpaid principal balance of the Mortgage Loan, and (ii) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer.  If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, Countrywide shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the National Flood Insurance Administration program (or any successor thereto) with a generally acceptable insurance carrier and with coverage in an amount not less than the lesser of (x) the unpaid principal balance of the Mortgage Loan; (y) the maximum insurable value of the improvements securing such Mortgage Loan; or (z) the maximum amount of insurance which is available under the National Flood Insurance Reform Act of 1994.  Countrywide shall also maintain on REO Property, (1) fire and hazard insurance with extended coverage in an amount that is not less than the maximum insurable value of the improvements that are a part of such property; (2) liability insurance; and (3) to the extent required and available under the National Flood Insurance Reform Act of 1994, flood insurance in an amount as provided above.  Countrywide shall deposit in the Custodial Account all amounts collected under any such policies except (A) amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property and (B) amounts to be released to the Mortgagor in accordance with Countrywide’s normal servicing procedures.  The Purchaser understands and agrees that no earthquake or other additional insurance on property acquired in respect of the Mortgage Loan shall be maintained by Countrywide or Mortgagor.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to Countrywide and shall provide for at least thirty (30) days prior written notice to Countrywide of any cancellation, reduction in the amount of coverage or material change in coverage. Countrywide shall not interfere with the Mortgagor’s freedom of choice in selecting either the insurance carrier or agent; provided, however, that Countrywide shall only accept insurance policies from insurance companies acceptable to an Agency and licensed to do business in the state wherein the property subject to the policy is located.

The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with Fannie Mae or Freddie Mac requirements.

Section 4.11

[Reserved].

Section 4.12

Fidelity Bond; Errors and Omissions Insurance.

Countrywide shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy with responsible companies, with broad coverage of all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan who handle funds, money, documents or papers relating to the Mortgage Loan.  The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure Countrywide against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of its officers, employees and agents.  Such Fidelity Bond shall also protect and insure Countrywide against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 shall diminish or relieve Countrywide from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such Fidelity Bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by an Agency for an approved seller/servicer.  The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide, as amended or restated from time to time, or in an amount as may be permitted to Countrywide by waiver of Fannie Mae.  Upon request of the Purchaser, Countrywide shall cause to be delivered to the Purchaser a certified true copy of such Fidelity Bond or a certificate evidencing the same with a statement that Countrywide shall endeavor to provide written notice to the Purchaser 30 days prior to modification or any material change.

Section 4.13

Title, Management and Disposition of REO Property.

(a)

Title.  In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of Countrywide for the benefit of the Purchaser or its nominee, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person(s) as shall be consistent with an Opinion of Counsel obtained by Countrywide from an attorney duly licensed to practice law in the state where the REO Property is located.  Any Person(s) holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

(b)

Management.  Countrywide shall either itself or through an agent selected by Countrywide, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account.  Countrywide shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter or more frequently as required by the circumstances.  Countrywide shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Credit File and copies thereof shall be forwarded by Countrywide to the Purchaser within five (5) days of the Purchaser’s request therefor.  Countrywide shall attempt to sell the REO Property (and may temporarily rent the same) on such terms and conditions as Countrywide deems to be in the best interest of the Purchaser.  Countrywide shall deposit, or cause to be deposited, within two (2) Business Days of receipt, in the Custodial Account all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of each REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof and the fees of any managing agent acting on behalf of Countrywide.  Notwithstanding anything contained in this Agreement to the contrary, upon written notice to Countrywide, the Purchaser may elect to assume the management and control of any REO Property; provided, however, that prior to giving effect to such election, the Purchaser shall reimburse Countrywide for all previously unreimbursed or unpaid Monthly Advances, Servicing Advances and Servicing Fees related to such REO Property.

(c)

Disposition.  Subject to the following paragraph, Countrywide shall use reasonable efforts to dispose of each REO Property as soon as possible and shall sell each REO Property no later than one (1) year after title to such REO Property has been obtained, unless Countrywide determines, and gives an appropriate notice to the Purchaser, that a longer period is necessary for the orderly disposition of any REO Property.  If a period longer than one (1) year is necessary to sell any REO Property, Countrywide shall, if requested by the Purchaser, report monthly to the Purchaser as to the progress being made in selling such REO Property.

Each REO Disposition shall be carried out by Countrywide at such price and upon such terms and conditions as Countrywide deems to be in a manner that maximizes the net present value of the recovery to the Purchaser.  If, as of the date title to any REO Property was acquired by Countrywide, there were outstanding unreimbursed Servicing Advances, Monthly Advances or Servicing Fees with respect to the REO Property or the related Mortgage Loan, Countrywide, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances, Monthly Advances and Servicing Fees from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to Countrywide as provided above, shall be deposited in the Custodial Account and distributed to the Purchaser in accordance with Section 5.01.

Section 4.14

Notification of Adjustments.

With respect to each Adjustable Rate Mortgage Loan, Countrywide shall adjust the Mortgage Interest Rate on the related Interest Adjustment Date and shall adjust the Monthly Payment on the related Payment Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate because the original index is no longer available, the same index will be used with respect to each Mortgage Note which requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage Note.  Countrywide shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments.  Countrywide shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by Countrywide or the Purchaser that Countrywide has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, Countrywide shall immediately deposit in the Custodial Account, from its own funds, the amount of any interest loss caused the Purchaser thereby without reimbursement therefor.

Section 4.15

Notification of Maturity Date.

With respect to each Balloon Mortgage Loan, Countrywide shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date and final balloon payment.

Section 4.16

Assumption Agreements.

Countrywide shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due-on-sale” clause to the extent permitted by law; provided, however, that Countrywide shall not exercise any such right if prohibited from doing so by law or the terms of the Mortgage Note.  If Countrywide reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, Countrywide shall enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  Where an assumption is allowed pursuant to this Section 4.16, the Purchaser authorizes Countrywide to enter into a substitution of liability agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, Countrywide shall follow the underwriting practices and procedures employed by Countrywide for mortgage loans originated by Countrywide for its own account in effect at the time such assumption or substitution is made.  With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan and the outstanding principal amount of the Mortgage Loan shall not be changed.  Countrywide shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser or its designee the original of any such substitution of liability or assumption agreement, which document shall be added to the related Collateral File and shall, for all purposes, be considered a part of such Collateral File to the same extent as all other documents and instruments constituting a part thereof.

Notwithstanding anything to the contrary contained herein, Countrywide shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that Countrywide may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 4.16, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 4.17

Satisfaction of Mortgages and Release of Collateral Files.

Upon the payment in full of any Mortgage Loan, or the receipt by Countrywide of a notification that payment in full will be escrowed in a manner customary for such purposes, Countrywide shall immediately notify the Purchaser.  Such notice shall include a statement to the effect that all amounts received or to be received in connection with such payment, which are required to be deposited in the Custodial Account pursuant to Section 4.04, have been or will be so deposited and shall request delivery to it of the portion of the Collateral File held by the Purchaser.  Upon receipt of such notice and request, the Purchaser, or its designee, shall within five (5) Business Days release or cause to be released to Countrywide the related Collateral Documents and Countrywide shall prepare and process any satisfaction or release.  In the event that the Purchaser fails to release or cause to be released to Countrywide the related Collateral Documents within five (5) Business Days of Countrywide’s request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

In the event Countrywide satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, Countrywide, upon written demand, shall remit to the Purchaser the then unpaid principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  Countrywide shall maintain the Fidelity Bond insuring Countrywide against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the service or foreclosure of a Mortgage Loan, the Purchaser shall, within five (5) Business Days of Countrywide’s request and delivery to the Purchaser, or the Purchaser’s designee, of a servicing receipt signed by a Servicing Officer, release or cause to be released to Countrywide the portion of the Collateral File held by the Purchaser or its designee.  Pursuant to the servicing receipt, Countrywide shall be obligated to return to the Purchaser the related Collateral File when Countrywide no longer needs such file, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Collateral File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. In the event that the Purchaser fails to release or cause to be released to Countrywide the portion of the Collateral File held by the Purchaser or its designee within five (5) Business Days of Countrywide’s request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure.  Upon receipt of notice from Countrywide stating that such Mortgage Loan was liquidated, the Purchaser shall release Countrywide from its obligations under the related servicing receipt.

Section 4.18

Servicing Compensation.

As compensation for its services hereunder, Countrywide shall be entitled to withdraw from the Custodial Account, or to retain from interest payments on the Mortgage Loans, the amounts provided for as Servicing Fees.  Additional servicing compensation in the form of assumption fees (as provided in Section 4.16), late payment charges, Prepayment Penalties or otherwise shall be retained by Countrywide to the extent not required to be deposited in the Custodial Account.  Countrywide shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

Section 4.19

Credit Reporting

Countrywide will fully furnish, in accordance with the Fair Credit Reporting Act, and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

ARTICLE V

PROVISIONS OF PAYMENTS AND REPORTS TO PURCHASER

Section 5.01

Distributions.

On each Remittance Date, Countrywide shall distribute by wire transfer of immediately available funds to the Purchaser (a) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05; plus (b) all Monthly Advances, if any, that Countrywide is obligated to distribute pursuant to Section 5.03; minus (c) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period; minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.  It is understood that, by operation of Section 4.04, the remittance on the first Remittance Date is to include principal collected after the Cut-off Date through the preceding Determination Date plus interest, adjusted to the Mortgage Loan Remittance Rate, collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in (b), (c) and (d) above.

With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, Countrywide shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest published as the average rate in The Wall Street Journal, as its prime lending rate, adjusted as of the date of each change, plus one percent (1%), but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be paid by Countrywide to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day immediately preceding the Business Day on which such payment is made, both inclusive.  The payment by Countrywide of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by Countrywide.

Section 5.02

Periodic Reports to the Purchaser.

(a)

Monthly Reports.  On or prior to the fifth (5th) Business Day of each month, Countrywide shall furnish to the Purchaser, or its designee, via any electronic medium a monthly report containing the information required by Exhibit J hereto in a format reasonably acceptable to the Purchaser and Countrywide, which report shall include with respect to each Mortgage Loan the following loan-level information: (i) the scheduled balance as of the last day of the related Due Period, (ii) all Principal Prepayments applied to the Mortgagor’s account during the related Principal Prepayment Period, and (iii) the delinquency and bankruptcy status of the Mortgage Loan, if applicable; provided, that Countrywide will not be required to provide information regarding Prepayment Penalties to the extent such Prepayment Penalties are retained by Countrywide.

(b)

Miscellaneous Reports.  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, Countrywide shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property, which report may be included with any other reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement. With respect to any REO Property, and upon the request of the Purchaser, Countrywide shall furnish to the Purchaser a statement describing Countrywide’s efforts during the previous month in connection with the sale of such REO Property, including any rental of such REO Property incidental to the sale thereof and an operating statement.  Countrywide shall also provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return and as the Purchaser may reasonably request from time to time.  The Purchaser agrees to pay for all reasonable out-of-pocket expenses incurred by Countrywide in connection with complying with any request made by the Purchaser hereunder if such information is not customarily provided by Countrywide in the ordinary course of servicing mortgage loans similar to the Mortgage Loans.

In addition, within a reasonable period of time after the end of each calendar year, Countrywide will furnish a report to each Person that was a Purchaser at any time during such calendar year.  Such report shall state the aggregate of amounts distributed to the Purchaser for such calendar year.  Such obligation of Countrywide shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by Countrywide pursuant to any requirements of the Code or this Agreement.

Section 5.03

Monthly Advances by Countrywide.

Not later than the close of business on the Determination Date preceding each Remittance Date, Countrywide shall deposit in the Custodial Account an amount equal to all payments not previously advanced by Countrywide, whether or not deferred pursuant to Section 5.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, adjusted to the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent as of the close of business on the Business Day prior to the related Determination Date.  Notwithstanding anything to the contrary herein, Countrywide may use amounts on deposit in the Custodial Account for future distribution to the Purchaser to satisfy its obligation, if any, to deposit delinquent amounts pursuant to the preceding sentence.  To the extent Countrywide uses any funds being held for future distribution to the Purchaser to satisfy its obligations under this Section 5.03, Countrywide shall deposit in the Custodial Account an amount equal to such used funds no later than the Determination Date prior to the following Remittance Date to the extent that funds in the Custodial Account on such Remittance Date are less than the amounts to be remitted to the Purchaser pursuant to Section 5.01.

Countrywide’s obligation to make such advances as to any Mortgage Loan will continue through the earliest of:  (a) the last Monthly Payment due prior to the payment in full of the Mortgage Loan; (b) the Remittance Date prior to the Remittance Date for the distribution of any Liquidation Proceeds,  Other Insurance Proceeds or Condemnation Proceeds which, in the case of Other Insurance Proceeds and Condemnation Proceeds, satisfy in full the indebtedness of such Mortgage Loan; or (c) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property.  In no event shall Countrywide be obligated to make an advance under this Section 5.03 if at the time of such advance it reasonably determines that such advance will be unrecoverable.

Section 5.04

Annual Statement as to Compliance.

Countrywide will deliver to the Purchaser or its designee on or before March 5th of each year thereafter beginning March 5, 2007, Countrywide’s compliance statement required by Item 1123 of Regulation AB, which as of the date hereof requires a statement, signed by an authorized officer of Countrywide, to the effect that (i)  a review of Countrywide’s servicing activities during the prior calendar year and of its performance of the servicing obligations under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, Countrywide has fulfilled all of its servicing obligations under this Agreement in all material respects throughout the period covered by the prior calendar year or, if there has been a failure to fulfill any such servicing obligation in any material respect, a statement of such failure known to such officer and the nature and the status thereof.

Section 5.05

Annual Independent Certified Public Accountants’ Servicing Report.

Countrywide shall on or before March 5th of each year thereafter beginning March 5, 2007, furnish to the Purchaser a report by a registered public accounting firm that attests to, and reports on, the assessment made by Countrywide pursuant to Subsection 5.07 as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act and Section 1122(b) of Regulation AB, which attestation shall be in accordance with Rule 1-02(a)(3) and Rule 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act.

Section 5.06

Purchaser’s Access to Countrywide’s Records.

The Purchaser shall have access upon reasonable notice to Countrywide, during regular business hours or at such other times as might be reasonable under applicable circumstances, to any and all of the books and records of Countrywide that relate to the performance or observance by Countrywide of the terms, covenants or conditions of this Agreement.  Further, Countrywide hereby authorizes the Purchaser, in connection with a sale of the Mortgage Loans, to make available to prospective purchasers a Consolidated Statement of Operations of Countrywide, or its parent company, prepared by or at the request of Countrywide for the most recently completed three (3) fiscal years for which such a statement is available as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations. Countrywide also agrees to make available to any prospective purchaser, upon reasonable notice and during normal business hours, a knowledgeable financial or accounting officer for the purpose of answering questions respecting Countrywide’s ability to perform under this Agreement.  The Purchaser agrees to reimburse Countrywide for any out-of-pocket costs incurred by Countrywide in connection with its obligations under this Section 5.06.

During the term of this Agreement, Countrywide shall furnish to the Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Credit File for each Mortgage Loan provided for herein.  All such special reports, documents, information, or cooperation provided for herein as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency shall be provided at the Purchaser’s expense.  All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give in writing to Countrywide.

Section 5.07

Assessment of Servicing Compliance.

Countrywide shall deliver to the Purchaser or its designee on or before March 5th of each year, beginning March 5, 2007, a report regarding its assessment of compliance with Servicing Criteria as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act and Item 1122 of Regulation AB, which as of the date hereof require a report by Countrywide that contains the following:

(a)

A statement of its responsibility of assessing the Servicing Criteria applicable to Countrywide;

(b)

A statement that it used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to Countrywide;

(c)

A statement of Countrywide’s compliance with the applicable Servicing Criteria as of the immediately preceding December 31 and for the period covered by the preceding calendar year and disclosure of any material instance of noncompliance with respect thereto; and

(d)

A statement that a registered public accounting firm has issued an attestation report on Countrywide’s compliance with the applicable Servicing Criteria as of the immediately preceding December 31, and for the period covered by the preceding calendar year.

Section 5.08

Subservicing and Subcontracting

Countrywide shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of Countrywide as servicer under this Agreement or any related Reconstitution Agreement unless Countrywide complies with the provisions of paragraph (a) of this Section.  Countrywide shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of Countrywide as servicer under this Agreement or any Reconstitution Agreement unless Countrywide complies with the provisions of paragraph (b) of this Section.

(a)

If required by Regulation AB, Countrywide shall cause any Subservicer used by Countrywide (or by any Subservicer) for the benefit of the Purchaser, any Master Servicer and any Depositor to comply with the provisions of this Section and with Sections 5.04, 5.05, 5.07, 5.09 and 5.10 of this Agreement to the same extent as if such Subservicer were Countrywide, and to provide the information required with respect to such Subservicer under Section 8.07(b)(ii) of this Agreement.  If required by Regulation AB, Countrywide shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered under Section 5.04, any assessment of compliance and attestation required to be delivered under Section 5.07 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 8.07(e) as and when required to be delivered.

(b)

It shall not be necessary for Countrywide to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor.  If required for compliance with Regulation AB and after written notice, Countrywide shall promptly provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description of the role and function of each Subcontractor utilized by Countrywide or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

With respect to any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, if required by Regulation AB, Countrywide shall cause any such Subcontractor used by Countrywide (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with this Section and with Sections 5.04, 5.05, 5.07, 5.09 and 5.10 of this Agreement to the same extent as if such Subcontractor were Countrywide.  If required by Regulation AB, Countrywide shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered under Section 5.07 and the certification required to be delivered under Section 8.07(e), in each case as and when required to be delivered.

Section 5.09

Additional Monthly Reporting Requirements.

(a)

In connection with any Securitization Transfer, Countrywide shall provide to the Master Servicer prompt notice of the occurrence of any of the following:  any Event of Default under the terms of this Agreement, any merger, consolidation or sale of substantially all of the assets of Countrywide, or Countrywide’s engagement of any Subservicer.

(b)

To the extent the Purchaser or any Depositor does not itself have an affiliation or relationship required to be disclosed under Item 1119 of Regulation AB that develops following the closing date of a Securitization Transfer, Countrywide shall provide to the Purchaser and any Depositor a description of any such affiliation or relationship involving Countrywide, any Subservicer or any Third-Party Originator no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation or relationship.  For purposes of the foregoing, Countrywide (1) shall be entitled to assume that the parties to the Securitization Transfer with whom affiliations or relations must be disclosed are the same as on the closing date if it provides a written request (which may be by e-mail) to the Master Servicer requesting such confirmation and either obtains such confirmation or receives no response within three (3) Business Days, (2) shall not be obligated to disclose any affiliations or relationships that may develop after the closing date for the Securitization Transfer with any parties not identified to Countrywide pursuant to Section 8.07(b)(ii)(C)(d), and (3) shall be entitled to rely upon any written identification of parties provided by the Depositor, the Purchaser or the Master Servicer.

(c)

No later than ten days prior to the deadline for the filing of any Distribution Report on Form 10-D in respect of any Securitization Transfer that includes any of the Mortgage Loans serviced by Countrywide, to the extent Countrywide has knowledge of such events, Countrywide shall provide to the Master Servicer notice of the occurrence of any of the following events along with all material information, data, and materials related thereto as may be reasonably required to be included in the related Distribution Report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)

any material modifications, extensions or waivers of Mortgage Loan terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of Mortgage Loan representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)

information regarding any Mortgage Loan changes (such as additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

Section 5.10

Additional Information.

Countrywide shall provide to the Master Servicer evidence of the authorization of the person signing any certification or statement.

ARTICLE VI

COVENANTS BY COUNTRYWIDE

Section 6.01

Indemnification by Countrywide.

Countrywide shall indemnify the Purchaser and its respective officers, directors, agents, and affiliates, and such affiliates’ officers, directors, and agents harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary attorneys’ fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of Countrywide to perform its obligations hereunder including its obligations to service and administer the Mortgage Loans in compliance with the terms of this Agreement. Notwithstanding the foregoing, the Purchaser shall indemnify Countrywide and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that Countrywide may sustain in any way related to:  (a) actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Purchaser; (b) the failure of the Purchaser to perform its obligations hereunder, including clauses (i) and (ii) in Section 6.04; or (c) the failure of the Custodian to perform its obligations under the Custodial Agreement, including, without limitation, the Custodian’s failure to deliver any of the following:  i) Collateral Documents; ii) any security agreement, chattel mortgage, or equivalent document executed in connection with the related Mortgage; or iii) copy of any applicable power of attorney.

Section 6.02

Third Party Claims.

Countrywide and the Purchaser shall immediately notify the other if a claim is made upon such party by a third party with respect to this Agreement or the Mortgage Loans.  Upon the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, Countrywide shall assume the defense of any such claim and pay all expenses in connection therewith, including attorneys’ fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Purchaser shall promptly reimburse Countrywide for all amounts advanced by it pursuant to the preceding sentence except when as a result of such claim Countrywide is otherwise required to indemnify the Purchaser pursuant to Section 6.01 hereof.

Section 6.03

Merger or Consolidation of Countrywide.

Countrywide shall keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans, and to perform its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, any Person into which Countrywide may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Countrywide shall be a party, or any Person succeeding to substantially all of the business of Countrywide, shall be the successor of Countrywide hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, and shall be qualified to service mortgage loans on behalf of an Agency.

Section 6.04

Limitation on Liability of Countrywide and Others.

Neither Countrywide nor any of the officers, employees or agents of Countrywide shall be under any liability to the Purchaser for any action taken, or for refraining from taking any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect Countrywide or any such person against any breach of warranties or representations made herein, or the failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  Countrywide and any officer, employee or agent of Countrywide may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  Notwithstanding anything to the contrary contained in this Agreement, unless one or more Event of Default by Countrywide shall occur and shall not have been remedied within the time limits set forth in Section 7.01(a) of this Agreement, the Purchaser shall not record or cause to be recorded an Assignment of Mortgage with the recording office.  To the extent the Purchaser records with the recording office as permitted herein an Assignment of Mortgage which designates the Purchaser as the holder of record of the Mortgage, the Purchaser agrees that it shall (i) provide Countrywide with immediate notice of any action with respect to the Mortgage or the related Mortgaged Property and ensure that the proper department or person at Countrywide receives such notice; and (ii) immediately complete, sign and return to Countrywide any document reasonably requested by Countywide to comply with its servicing obligations, including without limitation, any instrument required to release the Mortgage upon payment in full of the obligation or take any other action reasonably required by Countrywide.  The Purchaser further agrees that Countrywide shall have no liability for the Purchaser’s failure to comply with clauses (i) or (ii) in the foregoing sentence and/or the Custodian’s failure to comply with the provisions of the Custodial Agreement.  Countrywide shall have no liability to the Purchaser and shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that Countrywide may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable to protect the Purchaser’s interests in the Mortgage Loans.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and Countrywide shall be entitled to be reimbursed therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to Countrywide’s indemnification under Section 6.01.

Section 6.05

No Transfer of Servicing.

Countrywide acknowledges that the Purchaser acts in reliance upon Countrywide’s independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section, Countrywide shall not assign this Agreement or the servicing rights hereunder, without the prior written approval of the Purchaser, which consent may not be unreasonably withheld; provided, however, that nothing in this Agreement shall limit the right of Countrywide to assign the servicing rights hereunder to Servicing LP.

Subject to the foregoing, Countrywide shall not resign from the obligations and duties hereby imposed on it except by mutual consent of Countrywide and the Purchaser or upon the determination that Countrywide’s duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide.  Any such determination permitting the resignation of Countrywide shall be evidenced by an opinion of counsel to such effect delivered to the Purchaser which opinion of counsel shall be in form and substance reasonably acceptable to the Purchaser.  No such resignation shall become effective until a successor shall have assumed Countrywide’s responsibilities and obligations hereunder.

ARTICLE VII

TERMINATION OF COUNTRYWIDE AS SERVICER

Section 7.01

Termination Due to an Event of Default.

(a)

Each of the following shall be an Event of Default by Countrywide if it shall occur and, if applicable, be continuing for the period of time set forth therein:

(i)

any failure by Countrywide to remit to the Purchaser any payment required to be made under the terms of this Agreement which such failure continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by the Purchaser; or

(ii)

any failure on the part of Countrywide to duly observe or perform in any material respect any of the covenants or agreements on the part of Countrywide set forth in this Agreement or in the Custodial Agreement, if any, which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by the Purchaser; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Countrywide and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(iv)

Countrywide shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to Countrywide or of or relating to all or substantially all of its property; or

(v)

Countrywide shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

any failure on the part of Countrywide to duly observe or perform in any material respect any of the covenants set forth in Sections 5.04, 5.05, 5.07, 5.08, or 8.07(e) which continues unremedied for a period of nine (9) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by the Purchaser; or

(vii)

Countrywide shall fail to meet the servicer eligibility qualifications of Fannie Mae and Freddie Mac.

In case one or more Events of Default by Countrywide shall occur and shall not have been remedied, the Purchaser, by notice in writing to Countrywide may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of Countrywide under this Agreement and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by Countrywide of such written notice, all authority and power of Countrywide under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Purchaser.  Upon written request from the Purchaser, Countrywide shall prepare, execute and deliver, any and all documents and other instruments and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at Countrywide’s sole expense.  Countrywide agrees to cooperate with the Purchaser in effecting the termination of Countrywide’s responsibilities and rights hereunder, including the transfer to the Purchaser, for administration by it, of all cash amounts which shall at the time be credited by Countrywide to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

(b)

Waiver of Event of Default.  The Purchaser may waive any default by Countrywide in the performance of Countrywide’s obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Events of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

Section 7.02

Termination by Other Means.

The respective obligations and responsibilities of Countrywide shall terminate with respect to any Mortgage Loan Package upon the first to occur of: (a) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property in such Mortgage Loan Package and the remittance of all funds due hereunder; (b) by mutual consent of Countrywide and the Purchaser in writing; or (c) the Securitization Transfer of the last Mortgage Loan in such Mortgage Loan Package.

ARTICLE VIII

MISCELLANEOUS

Section 8.01

Notices.

All demands, notices and communications required to be provided hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, and return receipt requested, or, if by other means, when received by the other party at the address as follows:

(i)

to Countrywide:

Countrywide Home Loans, Inc.

4500 Park Granada

Calabasas, California 91302

Attn:  Leon Daniels

With copy to:  General Counsel

(ii)

the Purchaser:

To the address and contact set forth in the related Purchase Confirmation or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 8.02

Sale Treatment.

It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by Countrywide and not a pledge of the Mortgage Loans by Countrywide to the Purchaser to secure a debt or other obligation of Countrywide.  Consequently, the sale of each Mortgage Loan shall be reflected as a sale on Countrywide’s business records, tax returns and financial statements.  Accordingly, Countrywide and the Purchaser shall each treat the transaction for federal income tax purposes as a sale by Countrywide, and a purchase by the Purchaser, of the Mortgage Loans.

Section 8.03

Exhibits.

The Exhibits to this Agreement and each Trade Confirmation and Purchase Confirmation executed by Countrywide and the Purchaser are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 8.04

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule  shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(f)

the term “include” or “including” shall mean without limitation by reason of enumeration; and

(g)

reference to the Transaction Documents or any other document referenced herein shall include all exhibits, schedules or other supplements thereto.

Section 8.05

Reproduction of Documents.

This Agreement and all documents relating thereto, including (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 8.06

Further Agreements.

Countrywide shall execute and deliver to the Purchaser and the Purchaser shall be required to execute and deliver to Countrywide such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.07

Assignment of Mortgage Loans by the Purchaser; Whole Loan Transfer; Securitization Transactions; Securitization Transfers.

(a)

The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans; provided, however, that the transferee will not be deemed to be the Purchaser hereunder unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the document evidencing such agreement shall have been executed by the Purchaser and the transferee and delivered to Countrywide.  Notwithstanding the foregoing, no transfer shall be effective if such transfer would result in there being more than four (4) “Purchasers” outstanding hereunder with respect to any Mortgage Loan Package.  Any trust to which Mortgage Loans may be transferred pursuant to Section 8.07(b) hereunder shall constitute a single Purchaser for the purposes of the preceding sentence.

(b)

The Purchaser and Countrywide agree that although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings.  As such, the Purchaser and Countrywide agree to cooperate in good faith with respect to the provision of comparable disclosure in private offerings.

(c)

The Purchaser and Countrywide agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, but subject to the limitations set forth in Section 8.07(a) hereof, may effect Securitization Transactions and Securitization Transfers, retaining Countrywide as the servicer thereof or subservicer if a master servicer is employed, or as applicable the “seller/servicer.” On the related Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section 8.07 is rejected by the related transferee, Countrywide shall continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.  Countrywide shall cooperate with the Purchaser in connection with each Whole Loan Transfer, Securitization Transaction or Securitization Transfer in accordance with this Section 8.07, as applicable.  In connection therewith Countrywide shall:

(i)

negotiate in good faith and execute (A) in connection with any Agency transfer, any and all pool purchase contracts, and/or agreements reasonably acceptable to Countrywide and the Purchaser among the Purchaser, Countrywide, Fannie Mae or Freddie Mac (as the case may be) and any servicer, (B) in connection with a Whole Loan Transfer, an assignment, assumption and recognition agreement, a seller’s warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to Countrywide and the Purchaser, and (C) in connection with a Securitization Transaction and a Securitization Transfer such agreements as may be necessary to effectuate such Securitization Transfer or Securitization Transaction, as applicable, including but not limited to, a pooling and servicing agreement in form and substance reasonably acceptable to Countrywide and the Purchaser (collectively the agreements referred to herein are designated, the “Reconstitution Agreements”); provided, however, such Reconstitution Agreements create no greater obligation or cost on the part of Countrywide than otherwise set forth in this Agreement, and provided further that Countrywide shall be entitled to a servicing fee under such Reconstitution Agreements at a rate per annum no less than the Servicing Fee Rate; and

(ii)

provide as applicable:

(A)

with respect to any Securitization Transaction or Securitization Transfer, as applicable, information pertaining to Countrywide of the type and scope customarily included in offering documents for residential mortgage-backed securities transactions involving multiple loan originators;

(B)

such opinions of counsel, letters from auditors, and certificates of public officials or officers of Countrywide as are reasonably believed necessary by the trustee, any Rating Agency or the Purchaser, as the case may be, in connection with such Whole Loan Transfer, Securitization Transaction or Securitization Transfer.  The Purchaser or another party to such Whole Loan Transfer, Securitization Transaction or Securitization Transfer shall pay all third party costs associated with the preparation of the information described in clause (ii)(A) above and the delivery of any opinions, letters or certificates described in this clause (ii)(B).  Countrywide shall not be required to execute any seller/servicer agreement unless a draft of the agreement is provided to Countrywide at least 10 days before the Reconstitution Date, or such longer period as may reasonably be required for Countrywide and its counsel to review and comment on the agreement; and

(C)

with respect to a Securitization Transfer, make best efforts to deliver to Purchaser and any prospective purchaser within five (5) Business Days after request by Purchaser or prospective purchaser but no later than ten (10) days after request by Purchaser or prospective purchaser, information, with respect to each originator of the Mortgage Loans (x) reasonably requested by the Purchaser or (y) required by Item 1110 of Regulation AB, which as of the date hereof requires the following information:

a.

the originator’s form of organization;

b.

a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator’s origination portfolio; and information that may be material, in the reasonable determination of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

c.

a brief description of any material legal or governmental proceedings pending (or known to be contemplated by a governmental authority) against Countrywide, each Third-Party Originator (if applicable) and each Subservicer; and

d.

a description of any affiliation or relationship between Countrywide, each Third-Party Originator, if applicable, each Subservicer and any of the following parties to a Securitization Transfer, as such parties are identified to Countrywide by the Purchaser or any Depositor in writing in advance of such Securitization Transfer:

i.

any servicer;

ii.

any trustee;

iii.

any originator;

iv.

any significant obligor;

v.

any enhancement or support provider; and

vi.

any other material transaction party;

and make best efforts to deliver to Purchaser and any prospective purchaser within five (5) Business Days after request by Purchaser or prospective purchaser but no later than ten (10) days after request by Purchaser or prospective purchaser, Static Pool Information with respect to those mortgage loans that were originated by the originator of the Mortgage Loans and which are of a similar type as the Mortgage Loans. Such Static Pool Information shall be prepared by Countrywide (or third party originator) on the basis of its reasonable good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB.   The content of such Static Pool Information may be in the form customarily provided by Countrywide, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information shall be for the prior five years or for so long as the originator has been originating (in the case of data by vintage origination year) or securitizing (in the case of data by prior securitized pools) such mortgage loans, if originating for less than five years.  The Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in either monthly or quarterly increments over the life of the mortgage loans included in the vintage origination year or prior securitized pool.

(D)

In connection with any Securitization Transfer for which Countrywide will be servicing at least 20% of the pool of Mortgage Loans, Countrywide shall make best efforts to deliver to Purchaser and any prospective purchaser within five (5) Business Days after request by Purchaser or prospective purchaser but no later than ten (10) days after request by Purchaser or prospective purchaser, information, with respect to such Servicer information reasonably requested by the Purchaser or its designee and the information set forth under Item 1108(b) and 1108(c) of Regulation AB (collectively, the “Servicer Information”), which as of the date hereof includes:

a.

Countrywide’s form of organization;

b.

a description of how long Countrywide has been servicing residential mortgage loans; a general discussion of Countrywide’s experience in servicing assets of any type as well as a more detailed discussion of Countrywide’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of Countrywide’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to Countrywide that may be material, in the reasonable determination of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

c.

whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving Countrywide have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transfer;

d.

the extent of outsourcing Countrywide utilizes;

e.

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving Countrywide as a servicer during the three-year period immediately preceding the related Securitization Transfer;

f.

whether Countrywide has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

g.

such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

h.

a description of any material changes during the three-year period immediately preceding the related Securitization Transfer to Countrywide’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

i.

information regarding Countrywide’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving Countrywide could have a material adverse effect on the performance by Countrywide any of its servicing obligations under this Agreement or any Reconstitution Agreement;

j.

information regarding advances made by Countrywide on the Mortgage Loans and Countrywide’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transfer, which may be limited to a statement by an authorized officer of Countrywide to the effect that Countrywide has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

k.

a description of Countrywide’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

l.

a description of Countrywide’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

m.

information as to how Countrywide defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(d)

In connection with any Whole Loan Transfer, Securitization Transaction or Securitization Transfer, Countrywide shall not be required to “bring down” any of the representations and warranties in Section 3.02 (i.e., the representations and warranties only speak as of the applicable date set forth in this Agreement), or, except as provided in the following sentence, to make any other representations or warranties whatsoever.  Upon request, Countrywide will bring down the representations and warranties in Section 3.01 to a date no later than the related Reconstitution Date, or make new representations and warranties comparable in all material respects to those in Section 3.01.

(e)

All Mortgage Loans not sold or transferred pursuant to Securitization Transactions or Securitization Transfers shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

(f)

With respect to any Mortgage Loans that are subject to a Securitization Transfer, to the extent that either of the Purchaser, any master servicer which is master servicing loans in connection with such transaction (a “Master Servicer”), or any related depositor (a “Depositor”) is required under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) to prepare and file a certification pursuant to Section 302 of the Sarbanes-Oxley Act, on or before March 15, 2006, an officer of Countrywide shall, execute and deliver an Officer’s Certificate, in the form attached hereto as Exhibit G, and on or before March 5, 2007, and by March 5th of each calendar year thereafter, execute and deliver an Officer’s Certificate in the form attached hereto as Exhibit H, to such Purchaser, Master Servicer, or Depositor, as the case may be, for the benefit of such entity.  For the purposes of this subsection (e) only, the Master Servicer or the Depositor, as the case may be, shall be deemed a third party beneficiary of this subsection and shall be entitled to enforce the provisions of this subsection (e).

(g)

Countrywide shall indemnify and hold harmless such Purchaser,  Depositor, and each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transfer, as the case may be (any such party, an “Indemnified Party”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) a breach by Countrywide or any of its officers, directors, or agents of its obligations under this Section 8.07, Section 5.04, Section 5.05, Section 5.07, Section 5.08, Section 5.09 or Section 5.10, (b) any material misstatement or omission in any information, data or materials in written or electronic form provided by Countrywide under or pursuant to Sections 5.04, 5.05, 5.07, 5.08, 5.09, 5.10 or 8.07(b)(ii) and (e) hereof, or (c) the gross negligence of Countrywide in connection with its obligations pursuant to Section 5.04, 5.05, 5.07, 5.08 or 8.07(e); provided, however, that Countrywide shall not be obligated to indemnify or hold harmless any Indemnified Party from or against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon the negligence, bad faith or willful misconduct of such Indemnified Party.  If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then Countrywide agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and Countrywide in the other in connection with a breach of Countrywide’s obligations under this Subsection 8.07(f), or Countrywide’s gross negligence in connection with its obligations pursuant to Section 5.04, 5.05, 5.07, 5.08 or 8.07(e).

(h)

The Master Servicer shall be considered a third-party beneficiary of Sections 5.04, 5.07 and 5.08(f) of this Agreement (with regard to Section 5.08(f), solely with respect to noncompliance under Sections 5.04 and 5.07 of this Agreement), entitled to all the rights and benefits hereof as if it were a direct party to this Agreement

(i)

Countrywide shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 8.07(b)(ii) that, except as disclosed in writing to the Purchaser or such Depositor prior to such date:  (i) Countrywide is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of Countrywide; (ii) Countrywide has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving Countrywide as servicer has been disclosed or reported by Countrywide; (iv) no material changes to Countrywide’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transfer; (v) there are no aspects of Countrywide’s financial condition that could have a material adverse effect on the performance by Countrywide of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated by a governmental authority) against Countrywide, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions required to be disclosed under Item 1119 between Countrywide and any of the parties listed in Section 2(c)(i)(D)(4)-(9) which are identified in writing by the Purchaser or Depositor in advance of the Securitization Transaction pursuant to Section 2(c)(i)(D) of this Amendment Reg AB.

If so requested in writing by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 8.07(b) Countrywide shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 8.08

Designation of a Master Servicer.

(a)

Notwithstanding anything to the contrary contained in this Agreement, the Purchaser shall have the right, in its sole discretion, upon written notice to Countrywide ten (10) days prior to the first day of the month in which the first monthly Remittance Date following the transfer of the Mortgage Loans pursuant to a Whole Loan Transfer or Securitization Transfer is to occur, as applicable, to appoint and designate a master servicer (“Master Servicer”), as master servicer of such Mortgage Loans.  Upon receipt of written notice of such appointment, Countrywide may enter into a servicing agreement (“Master Servicing Agreement”) to service the Mortgage Loans for the Master Servicer in accordance with the Master Servicer’s requirements as set forth in the Master Servicer’s servicing guide; provided, however, that Countrywide shall be under no obligation to enter into any Master Servicing Agreement unless the obligations and duties of Countrywide as a subservicer thereunder (i) are not materially different from those set forth herein, (ii) do not cause undue burden on Countrywide, (iii) do not expand in any material respect any of the obligations, duties or liabilities of Countrywide hereunder and (iv) will not result in any increased cost to Countrywide.  If Countrywide and the Master Servicer enter into a Master Servicing Agreement, Countrywide shall service the Mortgage Loans, and remit and report to the Master Servicer, in accordance with the terms of the Master Servicing Agreement and, to the extent inconsistent therewith, the servicing provisions set forth in this Agreement shall be superseded by the Master Servicing Agreement.  If Countrywide and the Master Servicer do not enter into a Master Servicing Agreement, Countrywide shall service the Mortgage Loans, and remit and report to the Master Servicer, in accordance with the terms of this Agreement.

(b)

Upon appointment of a Master Servicer in accordance with Section 8.08(a), Countrywide shall correspond and communicate solely with the Master Servicer, as if the Master Servicer were the “Purchaser” hereunder.  The Master Servicer shall have all rights as designee of the Purchaser to enforce the covenants and conditions set forth in this Agreement, and Countrywide shall follow and shall be entitled to rely on the instructions of the Master Servicer under this Agreement as if such instructions were the instructions of the Purchaser .  The Master Servicer shall have the right to give any waivers or consents required or allowed under this Agreement on behalf of the Purchaser, and Countrywide shall be entitled to rely on such waivers and consents as if such waivers or consents were the waivers or consents of the Purchaser.  The Master Servicer is empowered to enter into and execute and deliver any amendments or modifications to this Agreement as the Purchaser’s designee hereunder, and such amendments or modifications shall be binding upon the Purchaser as if the Purchaser had executed and delivered the same.  Countrywide shall treat the Master Servicer as “Purchaser” hereunder until Countrywide receives written notice from the Purchaser that the Purchaser has terminated the Master Servicer.

(c)

Upon receipt of notice of termination of the Master Servicer, Countrywide shall no longer deal with the Master Servicer and shall instead deal directly with the Purchaser.  From and after receipt of such notice of termination of the Master Servicer, Countrywide shall service the applicable Mortgage Loans in accordance with the provisions of this Agreement and shall give no effect to any Master Servicing Agreement entered into with the Master Servicer.

Section 8.09

Conflicts between Transaction Documents.

In the event of any conflict, inconsistency or ambiguity between the terms and conditions of this Agreement and either the related Trade Confirmation or the related Purchase Confirmation, the terms of the related Purchase Confirmation shall control.  In the event of any conflict, inconsistency or ambiguity between the terms and conditions of the Trade Confirmation and the Purchase Confirmation, the terms of the Purchase Confirmation shall control.

Section 8.10

Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, without regard to the conflict of laws principles of New York or any other jurisdiction.

Section 8.11

Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to an amendment to this Agreement which places each party in the same or as economic position as each party would have been in except for such invalidity.

Section 8.12

Successors and Assigns.

This Agreement shall bind and inure to the benefit of and be enforceable by Countrywide and the Purchaser and the respective permitted successors and assigns of Countrywide and the Purchaser.  Except as specifically set forth in Section 8.07 above, the Purchaser may not assign this Agreement to any Person without Countrywide’s prior written consent.

Section 8.13

Confidentiality.

Countrywide and the Purchaser acknowledge and agree that the terms of the Transaction Documents shall be kept confidential and their contents will not be divulged to any party without the other party’s consent, except to the extent that (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party’s employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person’s duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) the disclosure is necessary in a prospectus, prospectus supplement, or private placement memorandum relating to a securitization of the Mortgage Loans; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party’s rights under this Agreement.

Section 8.14

Entire Agreement.

This Agreement and the related Trade Confirmation and Purchase Confirmation constitute the entire understanding between the parties hereto with respect to each Mortgage Loan Package and supersede all prior or contemporaneous oral or written communications regarding same.  Countrywide and the Purchaser understand and agree that no employee, agent or other representative of Countrywide or the Purchaser has any authority to bind such party with regard to any statement, representation, warranty or other expression unless said statement, representation, warranty or other expression is specifically included within the express terms of this Agreement or the related Trade Confirmation or Purchase Confirmation.  Neither this Agreement nor the related Trade Confirmation or Purchase Confirmation shall be modified, amended or in any way altered except by an instrument in writing signed by both parties.

Section 8.15

No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.16

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 8.17

Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 8.18

Further Agreements.

Countrywide and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.19

Nonsolicitation.

From and after the Closing Date, Countrywide hereby agrees that Countrywide will not take any action or permit or cause any action to be taken by any of their agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on Countrywide’s behalf, to personally, by telephone or mail, solicit the mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that Countrywide may solicit any mortgagor for whom Countrywide has received a request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by Countrywide or any of their affiliates which (i) concern optional insurance products or other additional projects or (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation nor is Countrywide prohibited from responding to unsolicited requests or inquiries made by a mortgagor or an agent of a mortgagor and (iii) borrower messages included on, and statement inserts provided with, the monthly statements sent to mortgagors; provided, however, that similar messages and inserts are sent to the borrowers of other mortgage loans serviced by Countrywide.

(SIGNATURE PAGE TO FOLLOW)

IN WITNESS WHEREOF, Countrywide and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

COUNTRYWIDE HOME LOANS, INC.,

Countrywide

By:

____________________________________

Name:

Title:

J.P. MORGAN MORTGAGE ACQUISITION CORP., the Purchaser

By:

____________________________________

Name:

Title:

EXHIBIT A

COLLATERAL DOCUMENTS

1.

Mortgage Note:  The original Mortgage Note (or a lost note affidavit in a form acceptable to an Agency) bearing all intervening endorsements, endorsed “Pay to the order of _____________, without recourse” and signed in the name of Countrywide by an authorized officer.

2.

Assignment of Mortgage: The original Assignment of Mortgage in blank.

3.

Guarantee:  The original of any guarantee executed in connection with the Mortgage Note.

4.

Mortgage:  The original Mortgage with evidence of recording thereon or, if such original Mortgage has not been returned to Countrywide on or prior to the Closing Date by the public recording office where such Mortgage has been delivered for recordation, a copy of such Mortgage certified by Countrywide to be a true and complete copy of the original Mortgage sent for recordation.

5.

Modifications:  The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any.

6.

Intervening Assignments:  The originals of all intervening assignments of Mortgage with evidence of recording thereon, provided that such originals have been returned to Countrywide by the public recording office where such intervening assignment of Mortgage has been delivered for recordation.

7.

Title Policy:  The original mortgagee title insurance policy (or the equivalent thereof with respect to any Mortgage Loan in which the related Mortgaged Property is located in a jurisdiction where such title insurance is not customarily provided) if such title insurance policy has been issued by the related title company on or prior to the Closing Date.

8.

Power of Attorney.  A copy of any applicable power of attorney.

9.

Security Agreement.  The security agreement, chattel mortgage, or equivalent document executed in connection with the related Mortgage.

EXHIBIT B

FORM OF PURCHASE CONFIRMATION

[COUNTRYWIDE LETTERHEAD]

[DATE]

[PURCHASER]
[STREET ADDRESS]
[CITY, STATE AND ZIP]

Attn:  [CONTACT, TITLE]

Re:

Purchase Confirmation ($x.xmm) (Deal No. xxxx-xxx)

Ladies and Gentlemen:

This purchase confirmation (the “Purchase Confirmation”) between Countrywide Home Loans, Inc. (“Countrywide”) and [PURCHASER] (“Purchaser”) sets forth our agreement pursuant to which Purchaser is purchasing, and Countrywide is selling, on a servicing-retained basis, those certain mortgage loans identified in Exhibit A hereto and more particularly described herein (the “Mortgage Loans”).

The purchase, sale and servicing of the Mortgage Loans as contemplated herein shall be governed by that certain Master Mortgage Loan Purchase and Servicing Agreement dated as of [DATE], between Countrywide and Purchaser (as amended herein and otherwise, the “Agreement”).  By executing this Purchase Confirmation, each of Countrywide and Purchaser again makes, with respect to itself and each Mortgage Loan, as applicable, all of the covenants, representations and warranties made by each such party in the Agreement, except as the same may be amended by this Purchase Confirmation.

All exhibits hereto are incorporated herein in their entirety.  In the event there exists any inconsistency between the Agreement and this Purchase Confirmation, the latter shall be controlling notwithstanding anything contained in the Agreement to the contrary.  All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

1.

Assignment and Conveyance of Mortgage Loans. Upon Purchaser’s payment of the Purchase Proceeds in accordance with Section 2.08 of the Agreement, Countrywide shall sell, transfer, assign and convey to Purchaser, without recourse, but subject to the terms of the Purchase Confirmation and the Agreement, all of the right, title and interest of Countrywide in and to the Mortgage Loans, excluding the servicing rights relating thereto.  Each Mortgage Loan shall be serviced by Countrywide pursuant to the terms of the Agreement.

2.

Defined Terms.  As used in the Agreement, the following defined terms shall have meanings set forth below with respect to the related Mortgage Loan Package.

a.

Closing Date: [DATE].

b.

Cut-off Date: [DATE].

c.

Cut-off Date Balance:

[d.

Index:  On each Interest Adjustment Date, the applicable index rate shall be a rate per annum equal to [the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as published by the Board of Governors of the Federal Reserve System in Statistical Release No. H.15] [the average of interbank offered rates for six-month U.S. dollar denominated deposits in the London market (LIBOR), as published [in the Wall Street Journal] [by Fannie Mae] [the 11th District Cost of Funds as made available by the Federal Home Loan Bank] [the weekly average yield on certificates of deposit adjusted to a constant maturity of six months as published by the Board of Governors of the Federal Reserve System in Statistical Release No. H.15 or a similar publication.]]

e.

Missing Credit Documents: As set forth in Exhibit [C] hereto.

Notwithstanding anything contained in Section 2.04 of the Agreement to the contrary, Countrywide’s obligation to repurchase from the Purchaser the Mortgage Loan related to a Missing Credit Document shall occur only in the event of a default by a Mortgagor or any material impairment of the Mortgaged Property directly arising a breach of Countrywide’s obligation to deliver the Missing Credit Document within the time specified in Section 2.04 of the Agreement.

[f.

Pending Mortgage Loans:  As set forth in Exhibit [C] hereto.]

g.

Purchase Proceeds: With respect to [the Mortgage Loans] [each Mortgage Loan], and as set forth in Exhibit [A] and Exhibit [B] hereto, the sum of (a) the product of (i) the Cut-off Date Balance of [such Mortgage Loan] [such Mortgage Loans], and (ii) the purchase price percentage set forth in Exhibit [A] hereto for such [Mortgage Loan] [Mortgage Loans], and (b) accrued interest from the Cut-off Date through the day prior to the Closing Date, inclusive.

h.

Servicing Fee Rate: [0.50%.

3.

Description of Mortgage Loans.  Each Mortgage Loan complies with the specifications set forth below in all material respects.

a.

Loan Type: Each Mortgage Loan is a subprime Mortgage Loan and a [Adjustable Rate] [Balloon] [Convertible] [Fixed Rate] Mortgage Loan.

b.

Lien Position: Each Mortgage Loan is secured by a perfected [first][second] lien Mortgage.

c.

Underwriting Criteria: Each Mortgage Loan [was underwritten generally in accordance with Countrywide’s credit underwriting guidelines in effect at the time such Mortgage Loan was originated.

Kindly acknowledge your agreement to the terms of this Purchase Confirmation by signing in the appropriate space below and returning this Purchase Confirmation to the undersigned. Telecopy signatures shall be deemed valid and binding to the same extent as the original.

Sincerely,	Agreed to and Accepted by:
COUNTRYWIDE HOME LOANS, INC. By: __________________________________ Name: Title:	J.P. MORGAN MORTGAGE ACQUISITION CORP. By: __________________________________ Name: Title:

Exhibit A

to

PURCHASE CONFIRMATION

MORTGAGE LOAN SCHEDULE

(attached)

Exhibit B

to

PURCHASE CONFIRMATION

CALCULATION OF PURCHASE PROCEEDS

(attached)

Exhibit C

to

PURCHASE CONFIRMATION

MISSING CREDIT DOCUMENTS

LOAN COUNT	LOAN NUMBER	DOCUMENT

Exhibit D

to

PURCHASE CONFIRMATION

PENDING MORTGAGE LOANS

LOAN COUNT	LOAN NUMBER	DOCUMENT

EXHIBIT C

FORM OF OFFICER’S CERTIFICATE

I, ________________________, hereby certify that I am the duly elected ______________ of Countrywide Home Loans, Inc., a New York corporation (“Countrywide”), as seller, and further certify, on behalf of Countrywide as follows:

1.

Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of Countrywide as are in full force and effect on the date hereof.

2.

No proceedings looking toward merger, liquidation, dissolution or bankruptcy of Countrywide are pending or contemplated.

3.

Each person who, as an officer or attorney-in-fact of Countrywide, signed (a) the Master Mortgage Loan Purchase and Servicing Agreement (the “Purchase Agreement”), dated as of __________, 200_, by and between Countrywide, as seller, and J.P. Morgan Mortgage Acquisition Corp. (“Purchaser”); (b) the Trade Confirmation, dated _____________ 200_, between Countrywide and the Purchaser (“Trade Confirmation”); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Agreement and the Trade Confirmation was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of Countrywide on ________________, 200_ (“Resolutions”) with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

5.

All of the representations and warranties of Countrywide contained in Subsections 3.01 of the Agreement are true and correct in all material respects as of the date hereof.

6.

Countrywide has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Agreement and the related Trade Confirmation.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of Countrywide.

Dated:

_________________________

Seal]

COUNTRYWIDE HOME LOANS, INC.

(Seller)

By:

____________________________________

Name:

Title:

I, _______________________, Secretary of Countrywide, hereby certify that _________________________ is the duly elected, qualified and acting [TITLE] of Countrywide and that the signature appearing above is genuine.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:

_________________________

Seal]

COUNTRYWIDE HOME LOANS, INC.

(Seller)

By:

____________________________________

Name:

Title:  [Assistant] Secretary

EXHIBIT D

FORM OF TRADE CONFIRMATION

[COUNTRYWIDE LETTERHEAD]

[DATE]

[PURCHASER]
[STREET ADDRESS]
[CITY, STATE AND ZIP]

Attn:  [CONTACT, TITLE]

Re:

Sale of $[AMOUNT] Million of Mortgage Loans to [PURCHASER]

(Deal No. yrmm-xxx)

Ladies and Gentlemen:

This Trade Confirmation confirms the agreement between [PURCHASER] (“Purchaser”) and Countrywide Home Loans, Inc. (“Countrywide”) pursuant to which Purchaser has agreed to purchase, and Countrywide has agreed to sell, those certain mortgage loans [identified][summarized] in Exhibit A hereto (the “Mortgage Loans”), subject to the terms set forth herein.

Closing Date:  _________ __, [year][, provided, however, that the parties shall use their best efforts to consummate the transaction prior to [DATE].

Commitment Amount:  $______________.

Purchase Price:  $______________.

Percentage:  ____%, subject to adjustment as set forth in Exhibit A. [Loan-level pricing as set forth in Exhibit A.]

Product:  [Sub-prime] [First Lien/Second Lien][[fixed][ adjustable] rate mortgage loans]. (undefined terms should not be capitalized)

Underwriting Criteria:

Servicing Rights:  RETAINED: Retained by Countrywide and serviced on a [scheduled/scheduled] basis for the servicing fee rate [equal to FEE .50% per annum.

Prepayment Penalties:  [Purchaser] shall be entitled to any penalties resulting from the prepayment of any Mortgage Loans by the related mortgagor(s).

Documentation:  [Assignment of a [type of agreement]] [Industry standard purchase and servicing agreement.]

Conditions:  [Review of Mortgage Loans by Purchaser to confirm conformance with this Trade Confirmation.  Countrywide may, at its option, elect to substitute comparable mortgage loans for any Mortgage Loans rejected by Purchaser pursuant to the preceding sentence.]

[Countrywide’s sale of the Mortgage Loans is expressly subject to (a) the review of the Mortgage Loans by Purchaser to confirm conformance with the Trade Confirmation, and (b) purchase of the Mortgage Loans by Countrywide on or before the Closing Date from the current owner of the Mortgage Loans (the “Current Owner”). If either of the foregoing conditions are not satisfied, Countrywide shall have no liability to Purchaser.]

Non-Circumvent:  Countrywide and Purchaser understand and agree that Countrywide may introduce the owner of the Mortgage Loans to Purchaser, that the Current Owner is a customer of Countrywide and that such relationship of Countrywide is confidential.  Purchaser agrees, with respect to the Current Owner, Purchaser will not, for the purpose of purchasing other mortgage loans [for a period of one year from the Closing Date], communicate with or purchase such other mortgage loans from the Current Owner unless the Current Owner has had previous business dealings (other than any transactions involving Countrywide) with the Current Owner in a similar context.

Please acknowledge your agreement to the terms and conditions of this Trade Confirmation by signing in the appropriate space below and returning a copy of the same to the undersigned. Telecopy signatures shall be deemed valid and binding to the same extent as the original.

Sincerely,	Agreed to and Accepted by:
COUNTRYWIDE HOME LOANS, INC. By: __________________________________ Name: Celia Coulter Title: Executive Vice President	[PURCHASER] By: __________________________________ Name: Title:

Exhibit A

to

TRADE CONFIRMATION

MORTGAGE LOAN SCHEDULE AND PRICING INFORMATION

(attached)

Exhibit B

to

TRADE CONFIRMATION

UNDERWRITING GUIDELINES

(attached)

EXHIBIT E

CUSTODIAL ACCOUNT CERTIFICATION

_____________________, 200_

[Servicer] hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 11.04 of the Mortgage Loan Sale and Servicing Agreement, dated as of [Date], Loan Package [____________].

Title of Account:  [“[Name of Servicer], in trust for J.P. Morgan Mortgage Acquisition Corp., as Purchaser of Mortgage Loans and various Mortgagors”] [“[Name of Servicer] in trust for the [J.P. Morgan] [insert name of Securitization Series] Trust Fund.”]

Account Number:  _______________

Address of office or branch

of the Company at

which Account is maintained:

[SERVICER]

Company

By:

____________________________________

Name:

Title:

EXHIBIT F

ESCROW ACCOUNT CERTIFICATION

__________________, 200_

[Servicer] hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 11.06 of the Mortgage Loan Purchase and Servicing Agreement, dated as of [Date], Loan Package [_________________].

Title of Account:  [“[Name of Servicer], in trust for J.P. Morgan Mortgage Acquisition Corp., as Purchaser of Mortgage Loans and various Mortgagors”] [“[Name of Servicer], in trust for [J.P. Morgan] [Name of Securitization Series] Trust Fund.”]

Account Number:  _______________

Address of office or branch

of the Company at

which Account is maintained:

[SERVICER]

Company

By:

____________________________________

Name:

Title:

EXHIBIT G

FORM OF SARBANES-OXLEY OFFICER’S CERTIFICATE

I, [identify certifying individual], certify to the [Purchaser], [Master Servicer], or [Depositor] [i.e., THE PARTY EXECUTING THE CERTIFICATION REQUIRED UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002] that:

(i)

Based on my knowledge, the information in the annual statement of compliance, the annual independent public accountant’s servicing report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans conducted by Countrywide taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii)

The servicing information required to be provided by Countrywide under the Agreement has been provided to the Purchaser [or the Master Servicer];

(iii)

I am is responsible for reviewing the activities performed by Countrywide under the Agreement and based upon the review required by the Agreement, and except as disclosed in the annual statement of compliance or the annual independent public accountant’s servicing report, Countrywide has, as of the date of this certification, fulfilled its obligations under the Agreement; and

(iv)

I have disclosed to the Purchaser [or the Master Servicer] all significant deficiencies relating to Countrywide’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Agreement.

Capital terms used but not defined herein have the meanings ascribed to them in the Master Mortgage Loan Purchase and Servicing Agreement, dated March 1, 2006 (“Agreement”), between Countrywide Home Loans, Inc. and J.P. Morgan Mortgage Acquisition Corp.

Dated as of: _______________________	COUNTRYWIDE HOME LOANS, INC., as servicer
By: ___________________________________ Name: Title:

EXHIBIT H

ANNUAL CERTIFICATION

I am the [title/office] of [Item 1122 Responsible Party] (the [“Company” or “Servicer”]) and, in such capacity, the officer in charge of the [Company’s/Servicer’s] performance of the under the [Pooling and Servicing Agreement/Servicing Agreement] (the “Agreement”).  I hereby certify as follows (capitalized terms used and not otherwise defined herein have the meanings assigned in the Agreement) to the [Purchaser], [the Depositor], the Master Servicer, [the Securities Administrator], or [Trustee], and its officers, with the knowledge and intent that they will rely upon this certification :

1.

I have reviewed the (a) servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”) of the [Company/Servicer], (b) report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), (c) the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and (d) all servicing reports, officer’s certificates and other information provided to [Wells Fargo] during the preceding calendar year relating to the performance of the [Company/Servicer] under the terms of the Agreement (collectively, the “[Company/ Servicer] Information”);

2.

Based on my knowledge, the [Company/Servicer] Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the [Company/Servicer] Information;

3.

Based on my knowledge, all of the [Company/Servicer] Information required to be provided by the [Company/Servicer] under the Agreement has been provided to [Wells Fargo];

4.

I am responsible for reviewing the activities performed by the [Company/Servicer] as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement, and except as disclosed in the Compliance Statement, the Assessment of Compliance or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

5.

The Compliance Statement, the Assessment of Compliance and the Attestation Report required to be provided by the [Company/Servicer] and by any Subcontractor pursuant to the Agreement have been provided to [Wells Fargo].  Any material instances of noncompliance described in such reports have been disclosed to [Wells Fargo].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: ___________________________

_______________________________________

Name: _________________________________

Title: __________________________________

EXHIBIT I

Assessments of Compliance and Attestation Reports Servicing Criteria

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF COMPANY] [NAME OF SUBSERVICER]

Date:

_________________________

By:

Name:   ________________________________

Title:     ________________________________

EXHIBIT J

Standard Scheduled-Scheduled Loan Level File Layout

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Max length of 30 - (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer	4	Max length of 6	6
NET_INT_RATE	The loan gross Interest rate less the service fee rate as reported by the Servicer	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate as reported by the Servicer for a loan	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee rate as reported by the Servicer for a loan	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the Servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	First curtailment amount to be applied	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	Curtailment date associated with the first curtailment amount		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	Curtailment Interest on the first curtailment amount if applicable	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	Second curtailment amount to be applied	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	Curtailment date associated with the second curtailment amount		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	Curtailment Interest on the second curtailment amount if applicable	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	Third curtailment amount to be applied	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	Curtailment date associated with the third curtailment amount		MM/DD/YYYY	10
CURT_ADJ_AMT_3	Curtailment Interest on the third curtailment amount if applicable	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO ; Max length of 2	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	Soldier and Sailor Adjustment amount, if applicable	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	Non Recoverable Loan Amount, if applicable	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to the investors	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to the investors at the end of a processing cycle	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle. Only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer. Only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle. Only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer. Only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on their loan as reported by the Servicer	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount waived by the servicer for the loan	2	No commas(,) or dollar signs ($)	11
MOD_DATE	Effective Payment Date of the Modification for the loan		MM/DD/YYYY	10
MOD_TYPE	Modification Type		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	Current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

Supplemental REG AB File

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on their loan as reported by the Servicer	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount waived by the servicer for the loan	2	No commas(,) or dollar signs ($)	11
MOD_DATE	Effective Payment Date of the Modification for the loan		MM/DD/YYYY	10
MOD_TYPE	Modification Type		Varchar - value can be alpha and/or numeric	30
DELINQ_P&I_ADVANCE_AMT	Current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

REALIZED LOSS CALCULATION INFORMATION WELLS FARGO BANK, N.A. Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.

The actual Unpaid Principal Balance of the Mortgage Loan.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.

Complete as necessary.  All line entries must be supported by copies of appropriate statements,

vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

8.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.

The total of lines 1 through 9.

Credits

11-17.

Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.

The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.

The total derived from subtracting line 18 from 10.  If the amount represents a realized gain, show the amount in parenthesis (  ).

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust:  ___________________________

Prepared by: __________________ Date: _______________

Phone: ______________________

Servicer Loan No.

Servicer Name

Servicer Address

WELLS FARGO BANK, N.A.

Loan No._____________________________

Borrower’s Name:________________________________________________________

Property

Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan	$ _______________(1)
Interest accrued at Net Rate	________________(2)
Attorney’s Fees	________________(3)
Taxes	________________(4)
Property Maintenance	________________(5)
MI/Hazard Insurance Premiums	________________(6)
Hazard Loss Expenses	________________(7)
Accrued Servicing Fees	________________(8)
Other (itemize)	________________(9)
$ _________________

Total Expenses	$ ______________(10)
Credits:
Escrow Balance	$ ______________(11)
HIP Refund	________________(12)
Rental Receipts	________________(13)
Hazard Loss Proceeds	________________(14)
Primary Mortgage Insurance Proceeds	________________(15)
Proceeds from Sale of Acquired Property	________________(16)
Other (itemize)	________________(17)
___________________
___________________
Total Credits	$________________(18)

Total Realized Loss (or Amount of Gain)  $________________

Exhibit   : Standard File Layout – Delinquency Reporting

REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type.  The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table: Delinquency
Name	Type	Size
Servicer Loan #	Number	8
	(Double)
Investor Loan #	Number	8
	(Double)
Borrower Name	Text	20
Address	Text	30
State	Text	2
Due Date	Date/Time	8
Action Code	Text	2
FC Received	Date/Time	8
File Referred to Atty	Date/Time	8
NOD	Date/Time	8
Complaint Filed	Date/Time	8
Sale Published	Date/Time	8
Target Sale Date	Date/Time	8
Actual Sale Date	Date/Time	8
Loss Mit Approval Date	Date/Time	8
Loss Mit Type	Text	5
Loss Mit Estimated Completion	Date/Time	8
Date
Loss Mit Actual Completion Date	Date/Time	8
Loss Mit Broken Plan Date	Date/Time	8
BK Chapter	Text	6
BK Filed Date	Date/Time	8
Post Petition Due	Date/Time	8
Motion for Relief	Date/Time	8
Lift of Stay	Date/Time	8
RFD	Text	10
Occupant Code	Text	10
Eviction Start Date	Date/Time	8
Eviction Completed Date	Date/Time	8
List Price	Currency	8
List Date	Date/Time	8
Accepted Offer Price	Currency	8
Accepted Offer Date	Date/Time	8
Estimated REO Closing Date	Date/Time	8
Actual REO Sale Date	Date/Time	8

•

Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

12-Relief Provisions

15-Bankruptcy/Litigation

20-Referred for Deed-in-Lieu

30-Referred fore Foreclosure

60-Payoff

65-Repurchase

70-REO-Held for Sale

71-Third Party Sale/Condemnation

72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency.  The Action Date is the date the relief is expected to end.  For military indulgence, it will be three months after the Borrower’s discharge from military service.

Action Code 15 - To report the Borrower’s filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan.  The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan.  The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity.  The Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan.  The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it.  The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred.  The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed.  The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement.  The following are acceptable:

ASUM-Approved Assumption

BAP-Borrower Assistance Program

CO-Charge Off

DIL-Deed-in-Lieu

FFA-Formal Forbearance Agreement

MOD-Loan Modification

PRE-Pre-Sale

SS-Short Sale

MISC-Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property.  The acceptable codes are:

Mortgagor

Tenant

Unknown

Vacant